PROSPECTUS Dated May 1, 2015, as supplemented and reprinted, August 31, 2015 for

New York Life Income Plus Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

This Prospectus describes the modified single premium New York Life Income Plus Variable Annuity II (“NYL Income Plus II”) policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed this policy for individuals in the pre-retirement market whose primary need is income, with accumulation being a secondary need. NYL Income Plus II is a modified single premium policy that includes the Guaranteed Future Income Benefit, a deferred fixed income component that is determined on the Policy Date and guaranteed for the life of the Annuitant(s). The Guaranteed Future Income Benefit’s deferred fixed income component is funded through deductions from the policy’s Variable Accumulation Value pursuant to a non-discretionary mathematical formula. Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases no longer participates in the Separate Account, and cannot be surrendered or withdrawn from the policy. It can be accessed only through the future receipt of annuity income payments. Please see “ABOUT NYL INCOME PLUS II” and “THE POLICIES—Guaranteed Future Income Benefit” for more information.

You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer access to your money through Partial Withdrawals (withdrawals may be subject to a surrender charge and/or tax penalty and may impact the amount of your GFIB or Income Benefit Payments (as defined in this Prospectus)), a choice of when Variable Account Annuity Income Payments commence, and a guaranteed death benefit if the owner dies before Variable Account Annuity Income Payments have commenced.

The Mortality and Expense Risk and Administrative Costs Charge (M&E Charge) associated with your policy is assessed based on the Variable Accumulation Value of the policy and will vary with fluctuations in the policy’s Variable Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

Your premium payment(s) accumulate(s) on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can allocate your premium payment(s) among our Dollar Cost Averaging Advantage Account, and the Investment Divisions listed below. You may also allocate your premium payment to one of the available Asset Allocation Models, subject to availability. The following page lists the Asset Allocation Models that are available with this policy.

•    MainStay VP Balanced — Service Class

•    MainStay VP Bond — Service Class

•    MainStay VP Cash Management — Initial Class

•    MainStay VP Common Stock — Service Class

•    MainStay VP Conservative Allocation — Service Class

•    MainStay VP Convertible — Service Class

•    MainStay VP Cornerstone Growth — Service Class

•    MainStay VP Cushing Renaissance Advantage — Service Class

•    MainStay VP Eagle Small Cap Growth — Service Class

•    MainStay VP Emerging Markets Equity — Service Class

•    MainStay VP Floating Rate — Service Class

•    MainStay VP Government — Service Class

•    MainStay VP Growth Allocation — Service Class

•    MainStay VP High Yield Corporate Bond — Service Class

•    MainStay VP ICAP Select Equity — Service Class

•    MainStay VP Income Builder — Service Class

•    MainStay VP International Equity — Service Class

•    MainStay VP Janus Balanced — Service Class

•    MainStay VP Large Cap Growth — Service Class

•    MainStay VP Marketfield — Service Class

•    MainStay VP MFS® Utilities — Service Class

•    MainStay VP Mid Cap Core — Service Class

•    MainStay VP Moderate Allocation — Service Class

•    MainStay VP Moderate Growth Allocation — Service Class

•    MainStay VP PIMCO Real Return — Service Class

•    MainStay VP T. Rowe Price Equity Income — Service Class

•    MainStay VP Unconstrained Bond — Service Class

•    MainStay VP U.S. Small Cap — Service Class

•    MainStay VP Van Eck Global Hard Assets — Initial Class

•    American Funds IS® Global Small Capitalization Fund® — Class 4

•    American Funds IS® New World Fund® — Class 4

•    BlackRock® Global Allocation V.I. Fund — Class III

•    BlackRock® High Yield V.I. Fund – Class III

•    Columbia Variable Portfolio — Commodity Strategy Fund — Class 2

•    Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

•    Columbia Variable Portfolio — Small Cap Value Fund — Class 2

•    Dreyfus IP Technology Growth Portfolio — Service Shares

•    Fidelity® VIP Contrafund® Portfolio — Service Class 2

•    Fidelity® VIP Equity-Income Portfolio — Service Class 2

•    Fidelity® VIP Growth Opportunities Portfolio — Service Class 2

•    Fidelity® VIP Mid Cap Portfolio — Service Class 2

•    Invesco V.I. American Value Fund — Series II Shares

•    Invesco V.I. International Growth Fund — Series II Shares

•    Janus Aspen Global Research Portfolio — Service Shares

•    MFS® Investors Trust Series — Service Class

•    MFS® Research Series — Service Class

•    Neuberger Berman AMT Mid Cap Growth Portfolio — Class S

•    PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class

•    PIMCO VIT Total Return Portfolio — Advisor Class

• MainStay VP S&P 500 Index — Service Class	• Royce Micro-Cap Portfolio — Investment Class • UIF U.S. Real Estate Portfolio — Class II • Victory VIF Diversified Stock Fund — Class A Shares

Please note that while the Guaranteed Future Income Benefit feature is being funded, there will be restrictions with regard to your ability to allocate your Premium Payment (as defined in this Prospectus) to the Investment Divisions or Asset Allocation Models. Please see “THE POLICIES—Guaranteed Future Income Benefit” for more information.

Asset Allocation Models

Moderately Aggressive

35% MainStay VP Growth Allocation

12% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP High Yield Corporate Bond

10% MainStay VP Unconstrained Bond

  8% MainStay VP Marketfield

  5% MFS® Investors Trust Series

  5% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

  5% PIMCO VIT Total Return

  4% Invesco V.I. International Growth Fund

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

Moderate

35% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

10% Fidelity® VIP Contrafund® Portfolio

10% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

10% PIMCO VIT Total Return

  8% MainStay VP High Yield Corporate Bond

  5% MainStay VP Marketfield

  3% Invesco V.I. International Growth Fund

  2% American Funds IS® New World Fund®

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

Moderately Conservative

35% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

15% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

15% PIMCO VIT Total Return

  6% MainStay VP High Yield Corporate Bond

  3% MainStay VP Marketfield

  2% Fidelity® VIP Contrafund® Portfolio

  2% Invesco V.I. International Growth Fund

  1% American Funds IS® New World Fund®

  1% Neuberger Berman AMT Mid Cap Growth Portfolio

Conservative

30% MainStay VP Unconstrained Bond

25% MainStay VP Conservative Allocation

20% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

20% PIMCO VIT Total Return

  5% MainStay VP High Yield Corporate Bond

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into account risk tolerance and time horizon. Each Model corresponds with one of the five Investment Objectives identified on your Investor Profile.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the MainStay VP Funds Trust, the American Funds Insurance Series®, the BlackRock® Variable Series Funds, Inc., the Columbia Funds Variable Insurance Trust, the Columbia Funds Variable Series Trust II, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the Janus Aspen Series, the MFS® Variable Insurance Trust, the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the Universal Institutional Funds, Inc. and the Victory Variable Insurance Funds (the “Funds,” and each individually, a “Fund”). Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact us at (800) 598-2019, or your registered representative if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2015. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

This Prospectus is not considered an offering in any state where the sale of this policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value and the DCA Advantage Account Accumulation Value of a policy.

Adjusted Death Benefit Premium Payment—The Premium Payment(s) made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

Adjusted Death Benefit Premium Payment Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payment immediately preceding the withdrawal.

Allocation Options—The Investment Divisions of the Separate Account and any Asset Allocation Model and the DCA Advantage Account.

Annuitant(s)—The person(s) named on the Policy Data Page and whose life determines the Variable Account Annuity Income Payments and GFIB Payments or Income Benefit Payments. Unless otherwise stated, the Annuitant is the Owner of this Policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by New York Life Investment Management LLC (“New York Life Investments”) and based primarily on investment risk.

Automatic Income Benefit Purchase—Periodic deductions we make from the Variable Accumulation Value to fund the GFIB through the Funded Income Benefit by application of the Automatic Income Benefit Purchase Formula.

Automatic Income Benefit Purchase Formula—A non-discretionary mathematical formula, as shown on the Policy Data Page, applied periodically to determine if an Automatic Income Benefit Purchase is required to fund the GFIB. The Automatic Benefit Purchase Formula may not be changed.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Cumulative Income Benefit Purchases—On any Business Day, the total amount of Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases.

Discretionary Income Benefit Purchase—A voluntary deduction by the Owner of a portion of the Variable Accumulation Value, in the form of Accumulation Units from the Investment Divisions, used to purchase GFIB Payments or Income Benefit Payments.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period, and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The portion of the Premium Payment allocated to the DCA Advantage Account, plus interest credited on such portion, less any transfers and Partial Withdrawals from the DCA Advantage Account, and less any surrender charges and policy service charges that may already have been assessed from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

Fund—A diversified open-end management investment company registered under the Investment Company Act of 1940, and any other registered open-end management investment company that offers Eligible Portfolios.

Funded Income Benefit—On any Business Day, the portion of the GFIB that has been funded with Cumulative Income Benefit Purchases. The Funded Income Benefit is supported by assets in NYLIAC’s General Account and is not part of the Separate Account.

General Office—A New York Life field office.

Guaranteed Future Income Benefit (“GFIB”) —The minimum level of lifetime income payments guaranteed as of the Policy Date by NYLIAC regardless of the performance of the Investment Divisions. You can modify the GFIB by changing the GFIB Payment Commencement Date, making Discretionary Income Benefit purchases after the GFIB is fully funded, or by making partial withdrawals from the Variable Accumulation Value.

Guaranteed Future Income Benefit Fee (“GFIB Fee”)—The GFIB Fee is a charge that we impose for the benefit provided by the GFIB feature. This fee is a percentage of the average daily Unfunded Income Benefit Base over each Policy Quarter and is deducted from the Variable Accumulation Value. This fee is assessed each Policy Quarter preceding the GFIB Payment Commencement Date and upon a surrender of the Policy prior to the GFIB Payment Commencement Date.

Guaranteed Future Income Benefit Payments (“GFIB Payments”)—Fixed periodic guaranteed future income payments that NYLIAC makes to the named Payee beginning on the GFIB Payment Commencement Date and payable during the lifetime of the Annuitant. GFIB Payments remain the same regardless of the performance of the Investment Divisions.

Guaranteed Future Income Benefit Payment Commencement Date (“GFIB Payment Commencement Date”)—The date shown on the Policy Data Page, or as subsequently changed by you, on which the first GFIB Payment under this Policy will be made.

Guaranteed Future Income Benefit (GFIB) Cancellation Fee—We deduct this fee if you cancel the GFIB. It is a percentage of the Unfunded Income Benefit Base, and is deducted pro-rata from the Investment Divisions. The amount of the percentage appears on the Policy Data Page.

Guaranteed Future Income Benefit Rate (“GFIB Rate”)—The GFIB Rate is equal to the GFIB on the Policy Date, divided by the Premium Payment. After the Policy Date, this rate is used to determine the Unfunded Income Benefit. This rate will not change, unless there is an elective change to the GFIB Payment Commencement Date.

Income Benefit Payments—Fixed periodic income payments that we make to the Payee beginning on the GFIB Payment Commencement Date during the lifetime of the Annuitant. These payments are made in lieu of GFIB Payments if the GFIB is only partially funded and then is cancelled or terminated.

Income Benefit Purchase Rate—The income purchase rate in effect for an Automatic Income Benefit Purchase or a Discretionary Income Benefit Purchase when a purchase is processed. The method for determining this rate is described on the Policy Data Page.

Investment Division—The variable investment options available under the Policy. Each Investment Division which is a division of the Separate Account, invests exclusively in shares of a specified Eligible Portfolio.

Non-Qualified Policies—A policy which is not issued under a Qualified Plan.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Income Plus Variable Annuity.”

Owner (“you, your”)—The person(s) or entity(ies) designated as the Owner in this Policy, or as subsequently changed, and upon whose death prior to the Variable Account Annuity Commencement Date, the Income Benefit Payment Commencement Date or the GFIB Payment Commencement Date, benefits under this Policy may be paid. Unless otherwise stated, the Owner is the Annuitant of this Policy.

Partial Withdrawal—Any portion of the Accumulation Value paid to you, at your request, in accordance with the terms of this Policy.

Payee—The recipient(s) designated to receive Variable Account Annuity Income Payments or GFIB Payments under this Policy. The Owner of this Policy is the Payee, unless you designate another Payee.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Quarter—Each quarter of a Policy Year starting on the Policy Date.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Premium Payment—Amount(s) paid to NYLIAC as consideration for the benefits provided by this Policy.

Qualified Plan—A retirement plan that receives favorable tax treatment under Section 401, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Qualified Policies—A policy that is issued under a Qualified Plan.

Separate Account—NYLIAC Variable Annuity Separate Account-III; a segregated asset account we established to receive and invest the Premium Payment(s) paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Total Contract Amount—The sum of the Accumulation Value plus Cumulative Income Benefit Purchases.

Unfunded Income Benefit—On any Business Day, the portion of the GFIB that has yet to be funded by Automatic Income Benefit Purchases and Discretionary Income Benefit Purchases and which NYLIAC guarantees, subject to certain transactions, should there be insufficient Variable Accumulation Value to fully fund the GFIB with the Funded Income Benefit.

Unfunded Income Benefit Base—This amount is used to determine the Unfunded Income Benefit amount, the GFIB Fee, and the GFIB Cancellation Fee. On the Policy Date, the Unfunded Income Benefit Base is equal to the Premium Payment. Thereafter, the Unfunded Income Benefit Base is reduced by Automatic Income Benefit Purchases, and by any Discretionary Income Benefit Purchases, adjusted to reflect the ratio of the Income Benefit Purchase Rate to the GFIB Rate. The Unfunded Income Benefit Base also is reduced by withdrawals (whether Partial Withdrawals, surrenders, or withdrawals of Accumulation Value applied to Variable Account Annuity Income Payment) in proportion to the reduction in Accumulation Value.

Variable Account—The account from which the Accumulation Value is applied to provide Variable Account Annuity Income Payments.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

Variable Account Annuity Commencement Date—The date, shown on the Policy Data Page, or as subsequently changed by you, on which the total Accumulation Value will be applied to an available Variable Account Annuity Income Payment option, and on which Variable Account Annuity Income Payments will begin.

Variable Account Annuity Income Payments—Fixed periodic payments NYLIAC makes to the named Payee beginning on the Variable Account Annuity Commencement Date.

ABOUT NYL INCOME PLUS VARIABLE ANNUITY II

This section of the Prospectus provides a general overview of NYL Income Plus Variable Annuity II, including its Guaranteed Future Income Benefit (“GFIB”). Please see “THE POLICIES — “Guaranteed Future Income Benefit” and the remainder of this Prospectus for additional information about the GFIB.

This Prospectus also includes examples of how the GFIB works and how certain events, such as Partial Withdrawals, full or partial annuitizations of the Policy’s Variable Accumulation Value, surrenders, or an acceleration or deferral of the GFIB Payment Commencement Date may impact GFIB Payments (see “THE POLICIES —Guaranteed Future Income Benefit:), as well as information about death benefit proceeds with the GFIB feature.

Overview

NYL Income Plus Variable Annuity II is a modified single premium variable annuity. NYL Income Plus Variable Annuity II offers you the ability to allocate your Premium Payment to Investment Divisions, each of which invests exclusively in shares of one of the Eligible Portfolios listed on the front cover of this Prospectus, the DCA Advantage Account, or one of the Asset Allocation Models. NYL Income Plus Variable Annuity II can provide fixed annuity income payments based on the policy’s Variable Accumulation Value at the time you annuitize the policy. These payments are supported by the assets in NYLIAC’s general account, and are subject to the claims paying ability of NYLIAC. Fixed income payments are available through the GFIB.

GFIB

All Income Plus II policies include the GFIB. The GFIB provides for a guaranteed amount of lifetime income (GFIB Payments) to be paid to you beginning on a date that you select, which we call the GFIB Payment Commencement Date. There are limitations on the GFIB Payment Commencement Date that you can select. (See “THE POLICIES —Guaranteed Future Income Benefit” and “DISTRIBUTIONS UNDER THE POLICY — GFIB Payments”). All benefits under the GFIB are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

We will determine the amount of your GFIB (your future income payments) at the time of application. The size of the GFIB depends on the amount of your Premium Payment, as well as the GFIB Rate, the age of the Annuitant and overall market conditions on the Policy Date. Upon request, we will provide you with a personalized illustration that shows how the GFIB hypothetically might work in your situation.

Although the GFIB is determined when the policy is issued, it could be affected by certain transactions you initiate. These transactions are explained in your Policy and elsewhere in this Prospectus. The GFIB is funded incrementally through deductions from your Variable Accumulation Value, and each deduction purchases a portion of your GFIB. Therefore, in order to support your GFIB, a significant portion of your Variable Accumulation Value will, in most cases, be used to fund the GFIB while the Policy is in the accumulation phase. We call these deductions Automatic Income Benefit Purchases. They will only be processed on a quarterly basis. We compute the amount of each Automatic Income Benefit Purchase according to a non-discretionary mathematical formula that is described in your Policy and the Statement of Additional Information. The formula takes into account, among other things, the current investment performance of the Investment Divisions in which you are invested, prevailing and historical interest rates, and previous Automatic and/or Discretionary Income Benefit Purchases (as described below).

The formula is designed to increase the likelihood that a sufficient amount of Automatic Income Benefit Purchases will have been made by the GFIB Payment Commencement Date to fund the GFIB.

Generally, more of your Variable Accumulation Value will be used to fund the GFIB in unfavorable market conditions, including low interest rate environments, or if you are closer to the GFIB Payment Commencement Date, and less of your Variable Accumulation Value will be used to fund the GFIB in favorable market conditions or if you are farther away from the GFIB Payment Commencement Date. This formula cannot be changed after the Policy is issued.

Under the formula, Automatic Income Benefit Purchases are limited per Policy Quarter to 10% of your Policy’s Variable Accumulation Value as of the end of the previous Policy Quarter, except that the final Automatic Income Benefit Purchase (made twenty (20) Business Days before the GFIB Payment Commencement Date) has no limitation. All of your Variable Accumulation Value may be applied towards Automatic Income Benefit Purchases. If sufficient Automatic Income Benefit Purchases have not been made by the GFIB Payment Commencement Date to fund your GFIB, we will nevertheless ensure that you receive the GFIB Payments.

You have the flexibility to fund the GFIB with Discretionary Income Benefit Purchases, which are made through voluntary deductions from your Policy’s Variable Accumulation Value. Discretionary Income Benefit Purchases that you make before the GFIB is fully funded may reduce the likelihood that we will need to make Automatic Income Benefit Purchases. Discretionary Income Benefit Purchases made once the GFIB is fully funded purchase additional guaranteed income. These purchases can be made at any time after the first Policy Quarter and twenty (20) Business Days before the GFIB Payment Commencement Date.

You may either accelerate or defer (subject to certain limitations) the GFIB Payment Commencement Date that is shown on the Policy Data Page. An acceleration of the GFIB Payment Commencement Date would probably result in a lower GFIB Payment amount, which means you would not receive the full benefit of the GFIB feature. Deferring the date would probably result in a higher payment. However, if you defer the date, you could die before payments begin, or you could receive fewer payments before you die. Please see “THE POLICIES —Guaranteed Future Income Benefit” for more information about how accelerating or deferring of the GFIB Payment Commencement Date will impact your GFIB Payments.

You may cancel a Discretionary Income Benefit Purchase within 10 days of receipt of confirmation (or, if GFIB payments are about to begin, 5 business days before the GFIB Payment Commencement Date). Once the purchase is final, any Variable Accumulation Value used to fund the GFIB cannot be returned to the Investment Divisions, and cannot be withdrawn or surrendered. Any Variable Accumulation Value used to make an Automatic or Discretionary Income Benefit Purchase can only be accessed through the future receipt of GFIB Payments starting on the GFIB Commencement Date. Accordingly, before you elect the GFIB or make a Discretionary Income Benefit Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases no longer participates in the investment experience of the Investment Divisions, nor does is earn any interest (see “THE POLICIES —Guaranteed Future Income Benefit”).

Partial Withdrawals from and/or partial annuitizations of your policy’s Variable Accumulation Value before the GFIB Payment Commencement Date will, in many cases, lower your GFIB Payments; however, they will have no impact on the portion of the GFIB that has already been funded. If you fully surrender your Policy before the GFIB Payment Commencement Date, the portion of your GFIB that has already been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you, starting on the GFIB Payment Commencement Date. These payments are called Income Benefit Payments. All amounts taken from the Investment Divisions for Partial Withdrawals, partial annuitizations, or Automatic or Discretionary Income Benefit Purchases to fund the GFIB will be processed on a pro-rata basis.

While the GFIB is being funded, restrictions will apply that limit the amount you can allocate to the Investment Divisions in accordance with the then available Asset Allocation Categories or Asset Allocation Models. Once you have allocated your Premium Payment among your desired Investment Divisions in the Asset Allocation Categories or one of the Asset Allocation Models in compliance with such restrictions, we will automatically rebalance your Variable Accumulation Value on a quarterly basis to comply with the Asset Allocation Category restrictions or to equal the original percentages in the Asset Allocation Model you chose. These restrictions are intended to reduce the risk of investment losses that could require us to use our own assets in NYLIAC’s General Account to pay amounts due under the GFIB. Also note that the Investment Division restrictions may limit the growth potential of the Policy’s Variable Accumulation Value.

You may cancel the GFIB at any time either before or after the free look period. However, we will deduct a GFIB Cancellation Fee from your Variable Accumulation Value and we will not refund any GFIB Fees that may already have been deducted (see “OTHER CHARGES — GFIB Cancellation Fee”). If you cancel the GFIB, the portion of your GFIB that has been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you as Income Benefit Payments,, starting on the GFIB Payment Commencement Date.

There is a separate charge for the GFIB, which we will deduct until your GFIB is fully funded (see “TABLE OF FEES AND EXPENSES — Guaranteed Future Income Benefit Fee”). NYLIAC expects to profit from this charge. You should keep in mind that the guaranteed lifetime income amount from the GFIB feature could be lower or higher than the amount you might receive if you purchased a similar product providing guaranteed lifetime income offered by us or by another company.

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you surrender the Policy, transfer Accumulation Value between investment options, or cancel the GFIB. State premium taxes may also be deducted. The amount of any income payments provided under this Policy will not be reduced by any fees or charges.

Policyowner Transaction Expenses

Current and guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current and guaranteed maximum Transfer Fee for each transfer over 12 in a Policy Year (currently there is no charge for the first 12 transfers in a Policy Year).	$30
Current and guaranteed maximum GFIB Cancellation Charge (one-time charge for cancellation of the GFIB; calculated as an annualized percentage of the Unfunded Income Benefit Base at the time of your request).	2.00%

[1]

In Policy Years 2 and beyond, the percentage applied to calculate the maximum Surrender Charge is reduced as follows: 7% during Policy Year 2; 6% during Policy Year 3; 5% during Policy Year 4; 4% during Policy Year 5; 3% during Policy Year 6; 2% during Policy Year 7; and 0% thereafter. Surrender Charges will only apply to amounts in the Variable Accumulation Value because amounts used to fund the GFIB can no longer be withdrawn.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

Annual Policy Service Charge[2]	$30
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge (calculated as an annualized percentage of the daily average Variable Accumulation Value).	1.35%
Guaranteed maximum Guaranteed Future Income Benefit Charge (calculated as an annualized percentage of the average daily Unfunded Income Benefit Base over each Policy Quarter, deducted from the Variable Accumulation Value on a quarterly basis).	1.50%
Current Guaranteed Future Income Benefit Charge	1.00%

[2]

The Annual Policy Service Charge will be deducted from the Variable Accumulation Value only. The Annual Policy Service Charge will be waived either upon a) registration with eDelivery of all available materials that we normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the GFIB Payment Commencement Date (whichever comes first).

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the Policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of 12/31/14.	0.47%	2.55%

(#)	Shown as a percentage of average net assets for the fiscal year ended 12/31/2014. The Fund or its agents provided the fees and charges that are based on 2014 expenses, unless otherwise indicated. We have not verified the accuracy of the information provided by the Fund or its agents.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Underlying Portfolio Fees and Expenses	Total Fund Annual Expense
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.03%	0.81%	1.09%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.16%	1.44%
MainStay VP Moderate Allocation —Service Class	0.00%	0.25%	0.03%	0.93%	1.21%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.06%	1.34%

Please refer to the applicable fund prospectus for additional information.

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2014, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2014 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(§)	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses		Total Fund Annual Expense(#)
MainStay VP Balanced — Service Class	0.70%		0.25%	0.09%		1.04%
MainStay VP Bond — Service Class	0.49%		0.25%	0.04%		0.78%
MainStay VP Cash Management– Initial Class	0.44%		0.00%	0.03%		0.47%
MainStay VP Common Stock — Service Class	0.54%		0.25%	0.04%		0.83%
MainStay VP Convertible — Service Class	0.59%		0.25%	0.04%		0.88%
MainStay VP Cornerstone Growth — Service Class	0.70%		0.25%	0.03%		0.98%
MainStay VP Cushing Renaissance Advantage — Service Class	1.25%		0.25%	0.07%		1.57%
MainStay VP Eagle Small Cap Growth — Service Class	0.81%		0.25%	0.04%		1.10%
MainStay VP Emerging Markets Equity — Service Class	1.10%		0.25%	0.20%		1.55%
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.05%		0.90%
MainStay VP Government — Service Class	0.50%		0.25%	0.05%		0.80%
MainStay VP High Yield Corporate Bond — Service Class	0.56%		0.25%	0.03%		0.84%
MainStay VP ICAP Select Equity — Service Class	0.76%		0.25%	0.03%		1.04%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.06%		0.88%
MainStay VP International Equity — Service Class	0.89%		0.25%	0.06%		1.20%
MainStay VP Janus Balanced — Service Class	0.55	%(a)	0.25%	0.04%		0.84%
MainStay VP Large Cap Growth — Service Class	0.74%		0.25%	0.03%		1.02%
MainStay VP Marketfield — Service Class	1.40%		0.25%	0.90%		2.55	%(b)
MainStay VP MFS® Utilities — Service Class	0.72%		0.25%	0.06%		1.03%
MainStay VP Mid Cap Core — Service Class	0.85%		0.25%	0.04%		1.14	%(h)
MainStay VP PIMCO Real Return — Service Class	0.50%		0.25%	0.14%		0.89%
MainStay VP S&P 500 Index — Service Class	0.24%		0.25%	0.04%		0.53%
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%		0.25%	0.03%		1.02%
MainStay VP Unconstrained Bond — Service Class	0.59%		0.25%	0.05%		0.89%
MainStay VP U.S. Small Cap — Service Class	0.78%		0.25%	0.05%		1.08%
MainStay VP Van Eck Global Hard Assets Fund – Initial Class	0.89%		0.00%	0.04%		0.93%
American Funds IS® Global Small Capitalization Fund®– Class 4	0.70%		0.25%	0.29%		1.24%
American Funds IS® New World Fund® – Class 4	0.72%		0.25%	0.31%		1.28%
BlackRock® Global Allocation V.I. Fund — Class III	0.62%		0.25%	0.24%		1.11	%(c)
BlackRock® High Yield V.I. Fund – Class III	0.54%		0.25%	0.28%		1.07	%(d)
Columbia Variable Portfolio — Commodity Strategy Fund — Class 2	0.55%		0.25%	0.22%		1.02%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2	0.53%		0.25%	0.18%		0.96%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.79%		0.25%	0.19%		1.23%
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75%		0.25%	0.08%		1.08%
Fidelity® VIP Contrafund® Portfolio — Service Class 2	0.55%		0.25%	0.08%		0.88%
Fidelity® VIP Equity-Income Portfolio — Service Class 2	0.45%		0.25%	0.15%		0.85%
Fidelity® VIP Growth Opportunities Portfolio — Service Class 2	0.55%		0.25%	0.13%		0.93%
Fidelity® VIP Mid Cap Portfolio — Service Class 2	0.55%		0.25%	0.08%		0.88%
Invesco V.I. American Value Fund — Series II Shares	0.72%		0.25%	0.32	%(e)	1.29%
Invesco V.I. International Growth Fund — Series II Shares	0.71%		0.25%	0.32	%(e)	1.28%
Janus Aspen Global Research Portfolio — Service Shares	0.56%		0.25%	0.05%		0.81%

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)		Other Expenses	Total Fund Annual Expense(#)
MFS® Investors Trust Series — Service Class	0.75%	0.25%		0.06%	1.06%
MFS® Research Series — Service Class	0.75%	0.25%		0.05%	1.05%
Neuberger Berman AMT Mid Cap Growth Portfolio — Class S	0.85%	0.25%		0.15%	1.25%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%		0.01%	1.01%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%		0.00%	0.75%
Royce Micro-Cap Portfolio — Investment Class	1.25%	0.00%		0.05%	1.30%
UIF U.S. Real Estate Portfolio — Class II	0.80%	0.25	%(g)	0.31%	1.36	%(f)
Victory VIF Diversified Stock Fund — Class A Shares	0.30%	0.25%		0.61%	1.16%

Please refer to the applicable fund prospectus for additional information.

(¶)	Management Fees may include Adviser and/or Administration Fees.
(§)

Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2014, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2013 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(a)	The management fee is 0.55% on all assets.
(b)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.85% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2016, and may only be amended or terminated prior to that date by action of the Board.
(c)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2016. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets until May 1, 2016. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(d)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2016. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets until May 1, 2016. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(e)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term.
(f)	The Portfolio’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(g)	The Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) approved an amendment to the Fund’s Plan of Distribution reducing the distribution (12b-1) fee for the Portfolio’s Class II shares from 0.35% to 0.25% effective May 1, 2015. The distribution (12b-1) fee shown in the table above has been restated to reflect such change.
(h)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio fees and expenses) of Initial Class shares do not exceed 0.86% of the average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the Service Class shares. This agreement will remain in effect until May 1, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table assumes the maximum allocation allowable to the Investment Divisions with the highest expense charges and reflects policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company expense charges and GFIB charges. For more information on the charges reflected in this table, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes when a Premium Payment is made, when either a Discretionary or Automatic Income Benefit Purchase is made, upon surrender of the Policy or on the Variable Account Annuity Commencement Date, or the GFIB Payment Commencement Date.

Please Note: We are assuming no Automatic Income Benefit Purchases have been made. If Automatic Income Benefit Purchases had been made, your expenses would have been lower. In addition, the Investment Division expenses used are based on allocations to the Investment Divisions with the highest expenses from Category A (Fixed Income) at 30% and Category B (Fixed Income and Equity) at 70%.

You would pay the following expenses on a $10,000 allocation in the Investment Division listed, assuming a 5% annual return on assets:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Divisions	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
BlackRock High Yield V.I. Fund –Class II Shares
MainStay VP Marketfield—Service Class
	$1,215.55	$1,450.59	$2,439.50	$4,917.25	$1,215.55	$2,023.48	$2,922.67	$4,947.25	$462.88	$1,450.59	$2,439.50	$4,917.25

QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE INCOME PLUS VARIABLE ANNUITY II

NOTE: The following section contains brief questions and answers about the New York Life Income Plus Variable Annuity II. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Income Plus Variable Annuity II?

The New York Life Income Plus Variable Annuity II (NYL Income Plus II) is a modified single premium deferred variable annuity policy issued by NYLIAC. (For more information about modified single premium policies, see “THE POLICIES”) NYL Income Plus II also provides a means through which deferred fixed income can be purchased (See “ABOUT NYL INCOME PLUS II”). You may allocate your Premium Payment to 53 Investment Divisions or one of our Asset Allocation Models, as well as the DCA Advantage Account. There are Investment Division restrictions while the GFIB is being funded (see “ABOUT NYL INCOME PLUS II” and “THE POLICIES—Guaranteed Future Income Benefit”). The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the daily deduction of the Separate Account charges, amounts deducted from the Variable Accumulation Value pursuant to Automatic Income Benefit Purchases or Discretionary Income Benefit Purchases and the interest credited on amounts in the DCA Advantage Account.

2. Where can I allocate my Premium Payment(s)?

You can allocate your Premium Payment(s) to the Separate Account. Separate Account III currently consists of 78 Investment Divisions, some of which may not be available under your policy. You can also allocate your Premium Payment to one of our Asset Allocation Models. The Investment Divisions and Asset Allocation Models are listed on the first two pages of this Prospectus. They offer investments in domestic and international markets. When you allocate your Premium Payment(s) to one of the Investment Divisions or Asset Allocation Models, the Separate Account will invest your Premium Payment(s) exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s), or the selected Asset Allocation Model. When your policy is first issued, you can allocate among a maximum of eighteen (18) Investment Divisions.

You can also allocate your Premium Payment to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

Once your Premium Payment has been allocated to the Investment Divisions, an Asset Allocation Model or the DCA Advantage Account, you may make Discretionary Income Benefit Purchases to fund the GFIB, subject to certain limitations. Please see “ABOUT NYL INCOME PLUS II” and “THE POLICIES— “Guaranteed Future Income Benefit” for more information. While the GFIB is being funded, there will be restrictions on your ability to allocate your Premium Payment among the Investment Divisions or the Asset Allocation Models (see “THE POLICIES—Guaranteed Future Income Benefit”).

3. What charges are assessed against the policy?

Before the date we start making Variable Account Annuity Income Payments to you, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the Policy. The policy service charge will be waived upon either a) registration with eDelivery of all available materials we normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the GFIB Payment Commencement Date (whichever comes first). In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses (M&E Charge).

The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value. (See “CHARGES AND DEDUCTIONS—Other Charges—Mortality And Expense Risk And Administrative Costs Charge.”) The amount of M&E Charges assessed to your Policy will be affected by fluctuations in market performance.

Before we begin making GFIB Payments, we impose a GFIB Fee for expenses that NYLIAC assumes in connection with providing those payments. The GFIB Fee is 1.00% (annualized) of the average Unfunded Income Benefit Base. The GFIB Fee is deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter.

We impose a surrender charge on certain Partial Withdrawals and surrenders of the policies. Surrender charges only apply to amounts in the Accumulation Value. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first seven Policy Years following receipt of your Premium Payment. The percentage declines after the first Policy Year as follows:

Policy Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8	0%

You can make withdrawals from the policy free of surrender charges based on certain limitations. You may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the Premium Payment(s) if the withdrawal is made in the first Policy Year), less any prior surrender charge free withdrawals during the Policy Year; (b) the Accumulation Value less your Adjusted Death Benefit Premium Payment less any prior surrender charge free withdrawals during the Policy Year; or (c) 10% of the Accumulation Value at the time of the withdrawal, less any prior surrender charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

NYL Income Plus II is a modified single premium deferred variable annuity where the surrender charge period is based on the Policy Date. For more information about modified single premium policies, see “THE POLICIES”.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

4. What are the minimum initial and maximum additional Premium Payments?

Unless we permit otherwise, the minimum Premium Payment is $10,000 for both Qualified Policies and Non-Qualified Policies. We may agree to other methods of payment. We will accept additional Premium Payments (minimum of $5,000) if they are noted on your application (see “THE POLICIES—Guaranteed Future Income Benefit”). Additional monies will only be accepted where a portion of your total Premium Payment, as stated on the application, comes from another source such as a Section 1035 exchange, rollover, or transfer from another institution. Any additional monies accepted toward the Premium Payment receive the same GFIB Rate. The maximum aggregate Premium Payment we accept without prior approval is $1,000,000.

5. How is the Premium Payment allocated?

We allocate your Premium Payment to the Investment Divisions, Asset Allocation Model and/or the DCA Advantage Account you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center, subject to our receipt of all information necessary to issue a Policy. You cannot allocate any portion of your Premium Payment to the Funded Income Benefit. Any portion of your Premium Payment received after the Policy Date will be allocated at the close of the Business Day on which it is received. (See “THE POLICIES—Policy Application and Premium Payments.”)

The minimum amount which you may place in any one Investment Division is $25, or such lower amount as we may permit. There are also restrictions on the amount that you can allocate to certain Investment Divisions while the GFIB is being funded. (See “THE POLICIES—Guaranteed Future Income Benefit”). The minimum amount which you may place in the DCA Advantage Account is $2,000. We reserve the right to limit the amount of a portion of your Premium Payment that may be placed in any one Allocation Alternative and/or the DCA Advantage Account and the number of Allocation Alternatives and the DCA Advantage Account inclusively to which you may allocate your Accumulation Value. See the Policy Data Page for the minimum Discretionary Income Benefit Purchase amount for your Policy. Acceptance of the Premium Payment is subject to our suitability standards.

6. Can we terminate your policy?

We may terminate your Policy and return the remaining contract value to you if after the GFIB Payment Commencement Date, the Variable Accumulation Value of your Policy would provide for Variable Account Annuity Income

Payments of less than $20 on the Variable Account Annuity Commencement Date. In this event, any GFIB Payments that began prior to such termination will not be impacted.

7. Can I withdraw money from the policy before the Variable Account Annuity Commencement Date?

You may make withdrawals from the Accumulation Value before the Variable Account Annuity Commencement Date. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum Partial Withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals.”) Please see “THE POLICIES—Guaranteed Future Income Benefit” for more information about the impact of withdrawals on GFIB Payments.

8. How will NYLIAC make Variable Account Income Payments on the Variable Account Annuity Commencement Date?

We will make Variable Account Annuity Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments over the life of the Annuitant, and will pay to the Beneficiary any amount from the Variable Account that has not been paid out upon the death of the Annuitant. Variable Account Annuity Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Variable Account Annuity Income Payments.”) We may offer other options for Variable Account Annuity Income Payments, at our discretion, where permitted by state law.

9. What happens if I die before the Variable Account Annuity Commencement Date?

If you die before the Variable Account Annuity Commencement Date and the GFIB Payment Commencement Date, we will pay the Beneficiary(ies) under the Policy an amount equal to the greater of:

(a)	the Accumulation Value plus cumulative Income Benefit Purchases (the “Total Contract Amount”), or

(b)	the Adjusted Death Benefit Premium Payment.

If the Beneficiary is the spouse (as defined under Federal law) of the Owner, see Question 10. (Also see “Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”) Please see “THE POLICIES—Guaranteed Future Income Benefit” for more information about the death benefit payable before the Variable Account Annuity Commencement Date but after the GFIB Payment Commencement Date.

10. What happens if my spouse is the Beneficiary?

If you are the Owner and Annuitant and you die before the Variable Account Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new owner and Annuitant if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. Please see “THE POLICIES— “Guaranteed Future Income Benefit” for more information about how spousal continuance may affect the GFIB.

11. Can I return the policy after it is delivered?

You can cancel the Policy within 10 days of delivery of the Policy or such longer period as required under state law. To cancel your Policy, you must return it to VPSC at one of the addresses listed in Question 14 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive your Premium Payment less any prior Partial Withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the Policy or VPSC receives the Policy along with the written request for cancellation in a form acceptable to us, but without any deduction for premium taxes or a surrender charge. This “Free Look” provision is in your Policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

12. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the

Separate Account. (See “VOTING RIGHTS.”)

13. Are policy loans available?

Policy loans are not available.

14. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Written service requests will be effective as of the Business Day they are received in a form acceptable to us at VPSC at one of the addresses listed immediately above.

Faxed or e-mailed requests are not acceptable and will not be honored at any time. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important Policy statements.

15. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values and speaking to a customer service representative, may be made by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System (“IVR”) toll-free by calling: (800) 598-2019. (See “THE POLICIES — Virtual Service Center and Interactive Voice Response System.”)

b. By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests, you must contact the NYLIAC Virtual Service Center (“VSC”) at www.newyorklife.com/vsc and enter your user name and password. (See “THE POLICIES — Virtual Service Center and Interactive Voice Response System.”)

We make IVR and VSC services available at our discretion. In addition, availability of IVR and VSC services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or VSC should become unavailable. We will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through the VSC once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to, with regard to your Accumulation Value, make premium allocations, transfers, and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Rebalancing (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer. Please note that Automatic Asset Rebalancing is not available while the GFIB is being funded.

To authorize the registered representative(s) or registered service assistants assigned to your Policy to make transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 14 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2014 and 2013, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014 (including the report of the independent registered public accounting firm) and the Separate Account statement of assets and liabilities as of December 31, 2014, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

CONDENSED FINANCIAL INFORMATION

The Policies are first being offered as of the date of this Prospectus, therefore no condensed financial information is available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (NYLIAC) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $139.5 billion at the end of 2014. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

The Separate Account

Separate Account-III was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account’s assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent on the investment performance of the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account-III currently has 78 Investment Divisions, some of which may not be available under this policy. The portion of your Premium Payment allocated to the Investment Divisions is invested solely in the corresponding Eligible Portfolios of the relevant Fund. You may also allocate your Premium Payment to one of our Asset Allocation Models. Please note that there are restrictions on the amounts that can be allocated to specific Investment Divisions while the GFIB feature is being funded (see “THE POLICIES—Guaranteed Future Income Benefit”).

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Models are available at no extra charge. You can select only one Asset Allocation Model at a time. Each Asset Allocation Model specifies percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Variable Accumulation Value to an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 14 of this Prospectus.

The Asset Allocation Models are static. We may periodically update Asset Allocation Models or make new Asset Allocation Models available. You will not be provided with information regarding any periodic updates to the Asset Allocation Models, or the creation of new Asset Allocation Models. We will not reallocate your Variable Accumulation Value based on any such updates or the existence of a new model(s). However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures.

You may obtain information on new or updated Asset Allocation Models by contacting your registered representative. You should consult your registered representative periodically to consider whether any model you have selected is still appropriate for you. If you wish to remove funds from your current Asset Allocation Model, and/or allocate funds to another Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 14 of this Prospectus. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”, below.

You may change your model allocations at any time and reallocate to other Investment Divisions or Asset Allocation Model, subject to the investment restrictions that apply while the GFIB is being funded.

You may also have funds from the DCA Advantage Account allocated to an Asset Allocation Model. Allocation Alternatives other than the Asset Allocation Models are available that may enable you to allocate your Variable Accumulation Value with similar risk and/or return characteristics.

We have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions. We make available educational information and materials (e.g., risk tolerance questionnaire, and Fund prospectuses) that can help you select an Asset Allocation Model, but we do not recommend any particular Asset Allocation Model or otherwise provide advice as to what Asset Allocation Model may be appropriate for you. Consequently, you are responsible for your decision to allocate your Accumulation Value to an Asset Allocation Model, and to select the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Variable Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time.

An Asset Allocation Model may not perform as intended. Hence, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. Asset Allocation does not guarantee that your Accumulation Value will increase, or protect against losses. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Variable Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. While the GFIB is being funded, we will automatically rebalance your Variable Accumulation Value on a quarterly basis to maintain the original percentages allocated to each Investment Division in the Asset Allocation Model you select. To keep your Variable Accumulation Value at these initial percentages in line with your current investment objective after the GFIB is fully funded or has been cancelled, consider choosing the Automatic Asset Rebalancing option. (See “THE POLICIES- Automatic Asset Rebalancing”.)

Rebalancing and periodic updating of Asset Allocation Models can cause the Investment Divisions that make up the model to incur transactional expenses to raise cash for money flowing out of the Funds or vice versa. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Adviser to the MainStay VP Funds Trust, designed the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to make allocation decisions, you should be aware that New York Life Investments is subject to competing interests that may have influenced its decision making with regard to the composition of the Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from including a relatively high percentage of these Investment Divisions in the Asset Allocation Models. MainStay VP Investment Divisions also predominate in the Asset Allocation Models because they represent the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up the Asset Allocation Models. New York Life Investments also did not include certain non-proprietary Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of the Asset Allocation models. As Investment Divisions may have been included in an Asset Allocation Model based on asset class exposure, they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models.

The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Cash Management MainStay VP Floating Rate

	Subadvisers: Cornerstone Capital Management Holdings LLC (“Cornerstone”) and NYL Investors	MainStay VP Balanced

	Subadviser: Cornerstone	MainStay VP Common Stock MainStay VP Cornerstone Growth MainStay VP International Equity MainStay VP Mid Cap Core MainStay VP S&P 500 Index

	Subadviser: Cushing Asset Management, LP	MainStay VP Cushing Renaissance Advantage

	Subadvisers: Candriam Belgium and Cornerstone	MainStay VP Emerging Markets Equity

	Subadviser: Eagle Asset Management, Inc.	MainStay VP Eagle Small Cap Growth

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Balanced

	Subadviser: Marketfield Asset Management LLC	MainStay VP Marketfield

	Subadviser: Massachusetts Financial Services Company (“MFS”)	MainStay VP MFS® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Van Eck Associates Corporation	MainStay VP Van Eck Global Hard Assets

	Subadviser: MacKay Shields LLC (“MacKay”)	MainStay VP Convertible MainStay VP Government MainStay VP High Yield Corporate Bond MainStay VP Unconstrained Bond

	Subadviser: Institutional Capital LLC	MainStay VP ICAP Select Equity

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Large Cap Growth

	Subadvisers: Epoch Investment Partners, Inc. (“Epoch”) and MacKay	MainStay VP Income Builder

	Subadviser: Epoch	MainStay VP U.S. Small Cap

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

American Funds Insurance Series®	Capital Research and Management Company (“CRMC”)	American Funds IS® Global Small Capitalization Fund® American Funds IS® New World Fund®

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund® BlackRock® High Yield V.I. Fund

Columbia Funds Variable Series Trust II	Columbia Management Investment Advisers, LLC	Columbia Variable Portfolio — Emerging Markets Bond Fund

Columbia Funds Variable Insurance Trust	Subadviser:Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Small Cap Value Fund

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other affiliates of FMR	Fidelity® VIP Contrafund® Portfolio Fidelity® VIP Equity-Income Portfolio Fidelity® VIP Growth Opportunities Portfolio Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Aspen Global Research Portfolio

MFS® Variable Insurance Trust	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series

Neuberger Berman Advisers Management Trust	Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Total Return Portfolio

The Royce Capital Fund	Royce & Associates, LLC	Royce Micro-Cap Portfolio

The Universal Institutional Funds, Inc.	Morgan Stanley Investment Management Inc.	UIF U.S. Real Estate Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of your Premium Payment to an Investment Division corresponding to a particular Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your Premium Payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purpose of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

These are modified single premium policies. This means that after the Policy Date we will accept payments toward the single Premium Payment amount specified in your policy, as long as total payments do not exceed that single Premium Payment amount. The surrender charge period for all payments is based on the Policy Date, even if we received them after the Policy Date.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions and/or Asset Allocations Model you select, and the interest credited on the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

Through the GFIB, the Policy includes a fixed deferred income component that is determined on the Policy Date and guaranteed for the life of the Annuitant(s) (see “THE POLICIES—Guaranteed Future Income Benefit”). GFIB Payments are not impacted by the investment experience of the Separate Account.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive income payments (Variable Account Annuity Income Payments, and/or GFIB Payments), (d) name a Payee to receive income payments (Variable Account Annuity Income Payments and/or GFIB Payments), and (e) transfer funds among the Investment Divisions or the Asset Allocation Models, subject to certain limitations while the GFIB is being funded. (See “THE POLICIES—Guaranteed Future Income Benefit”). You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date you sign the form, subject to any payment we made or other action we took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing Policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information. A transfer of ownership may impact the benefits received under this Policy. Please refer to your Policy for more details.

Certain provisions of the policies may be different than the general description in this Prospectus because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in endorsements attached to your Policy. See your registered representative or contact us for specific information that may be applicable to your state. (See “Appendix C — State Variations” for more information.)

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional Policy features may increase the cost of the Policy. Therefore, when selecting a Policy, you should consider what Policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each Policy in light of the length of time you plan to hold your Policy (i.e., your time horizon). If you intend to make multiple contributions to your Policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a Policy with a surrender charge period that is based on each Premium Payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the Policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying Fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying Funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily to provide income at a future date, and for the accumulation of retirement savings. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your Registered Representative.

Section 408 or 408A Individual Retirement Annuities (IRAs), including, Roth IRAs. Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive multiple streams of guaranteed income payments for life after you have owned the policy for more than thirteen (13) months.

•	The flexibility to transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

Policy Application and Premium Payments

To purchase a Policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your Premium Payment. (Any portion of the Premium Payment received in connection with 1035 exchanges and rollovers must be sent to either the Cleveland or Dallas Service Center.) Any portion of the Premium Payment received after the Policy Date will only be accepted if such portion is stated on your application and comes from another source such as a Section 1035 exchange, rollover or transfer from another institution. If the application is complete and accurate, and we have received all other information necessary to process the application, we will credit the Premium Payment to the investment options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of a portion of your Premium Payment received in connection with 1035 exchanges and rollovers, at the Cleveland or Dallas Service Centers.) If we cannot credit the Premium Payment within five Business Days after we receive it because the application is incomplete or inaccurate, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the Premium Payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the Premium Payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or Premium Payment. Generally, only one policyowner is named. If we issue a jointly owned Policy, ownership rights and privileges under the Policy must be exercised jointly and death benefits under the Policy will be paid upon the death of any joint owner. Joint owners must be spouses. Acceptance of the Premium Payment is subject to our suitability standards.

You may allocate your Premium Payment in up to 53 Investment Divisions or one of our Asset Allocation Models, as well as the DCA Advantage Account. There are allocation restrictions while the GFIB is being funded (see “THE POLICIES—Guaranteed Future Income Benefit”). We will credit any portion of your Premium Payment(s) received after the Policy Date to the Policy at the close of the Business Day on which it is received by NYLIAC. Unless we permit otherwise, the minimum Premium Payment is $10,000 for both Qualified Policies and Non-Qualified Policies. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum Premium Payment we accept without prior approval is $1,000,000. NYLIAC reserves the right to limit the dollar amount of the Premium Payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity policy, or all of a life insurance policy for an annuity policy. Section 1035 also provides that an annuity policy may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both policies carefully. Remember that if you exchange a life insurance policy or annuity policy for the policy described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous policy,

•	there will be a new withdrawal charge period for this Policy,

•	other charges under this policy may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous policy (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10 percent federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity policy for this Policy unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your Registered Representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your Premium Payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20 fee for the returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment.

Your Right to Cancel (“Free Look”)

You can cancel the policy within 10 days of delivery of the Policy or such longer period as required under state law. To cancel your Policy, you must return it to VPSC at one of the addresses listed in Question 14 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you are entitled by law to receive the Premium Payment less any prior Partial Withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the Policy or VPSC receives the policy along with a written request for cancellation in a form acceptable to us, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your Policy.

Issue Ages

To purchase a Non-Qualified Policy you must be between the ages of 18 and 75. If the Owner of the policy is not a natural person, the Annuitant must not be older than age 75. For IRA, and Roth IRA plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 68 1/2 (on the April 1 after you turn 68 1/2) (18-75 for Roth IRAs).

Transfers

In order to effect an individual transfer between Investment Divisions (or allocation changes that involve an Asset Allocation Model) while the GFIB is being funded, you will have to submit to VPSC an updated allocation form that conforms to the Investment Division restrictions noted in this Prospectus at one of the addresses listed in Question 14 of this Prospectus.

If the GFIB is fully funded or has been cancelled, you may transfer amounts between Investment Divisions of the Separate Account (including Investment Divisions used with the Asset Allocation Models) at least 30 days before the Variable Account Annuity Commencement Date. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT.”) Except in connection with transfers made pursuant to Automatic Asset Rebalancing and the DCA Advantage Account, the minimum amount that you may transfer between Investment Divisions is $500. Except for Automatic Asset Rebalancing and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with Automatic Asset Rebalancing and the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. In addition, transfers made in connection with Automatic or Discretionary Income Benefit Purchases (see “THE POLICIES—Guaranteed Future Income Benefit”) will not count towards the twelve transfer limit. Transfers from the Investment Divisions to an Asset Allocation Model (and vice versa), as well as transfers from one Asset Allocation model to another are counted as one transfer.

You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Virtual Service Center (VSC) and Interactive Voice Response System (IVR).”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 14 of this prospectus (or any other address we indicate to you in writing);

•	use the IVR at 800-598-2019;

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through the VSC.

NYLIAC is not liable for any loss, cost or expense for action based on telephone instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf

•	restrict the method of making a transfer

•	charge you for any redemption fee imposed by an underlying Fund

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 14 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy and transfers made pursuant to the DCA Advantage Account or the Automatic Asset Rebalancing option. In addition, we will not include transfers made in connection with Automatic or Discretionary Income Benefit Purchases (see “THE POLICIES—Guaranteed Future Income Benefit)” in these limitations.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all Owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions and/or an Asset Allocation Model, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Fund Transfers—our procedures are designed to limit potentially harmful fund transfers. However, We cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

•

(1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

•

(2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this Policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more

•	Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase this Policy if you plan to use it for speculation, arbitrage, viatication or any other type of collective investments scheme. Your Policy may not be traded on any stock exchange or secondary market. By purchasing this Policy you represent and warrant that you are not using this Policy for speculation, arbitrage, viatication or any other type of collective investment scheme.

Virtual Service Center (VSC) and Interactive Voice Response System (IVR)

Through the VSC and the IVR, you can get up-to-date information about your policy and request fund transfers. We may revoke VSC and IVR privileges for certain policyowners (see “Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

In order to obtain policy information online via the VSC, you are required to register for access. Visit www.newyorklife.com/vsc and click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view Policy statements, and submit Policy transactions.

As described herein, we will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through IVR or VSC that we believe are genuine. We will confirm all transactions in writing.

Service requests are binding on all Owners if the Policy is jointly owned. Financial requests received after 4:00 p.m. (Eastern Time) or non Business Days will be processed as of the next Business Day.

We make the VSC or IVR available at our discretion. In addition, availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while the VSC or IVR is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 14 of this Prospectus.

VSC

Currently, the VSC is open Monday through Friday, from 7 a.m. until 4 a.m.; Saturday, from 7 a.m. until 10 p.m. and Sunday from 7 a.m. until 8 p.m. (Eastern Time).

The VSC enables you to:

•	e-mail your registered representative or VPSC;

•	obtain current Policy values;

•	make transfers between Investment Divisions or Asset Allocation Models;

•	change the Investment Division allocations;

•	reset your password;

•	change your address;

•	obtain service forms;

•	view and download policy statements;

•	set up a new Automatic Asset Rebalancing arrangement or modify an existing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•	enroll in eDelivery of all available policy materials that we normally mail to you.

The VSC enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports for your policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

IVR

The IVR is available 24 hours a day, seven days a week. We record all calls. The IVR enables you to:

•	obtain current Policy values;

•	make transfers between Investment Divisions or Asset Allocation Models;

•	change the allocation of future Premium Payments; and

•	speak with one of our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time).

Registered Representative Actions

You may authorize a third party to have access to your policy information and to make fund transfers, allocation changes and other permitted transactions. To do so, you must send VPSC a Telephone Authorization Form completed in a form acceptable to us to one of the addresses noted in Question 14 of this Prospectus. The Customer Service representative will require certain identifying information (such as Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies— Transfers” for information on how to transfer assets between Investment Divisions.

NYLIAC does not permit current or former registered representatives to obtain authorization to effect Policy transactions through the Telephone Authorization Form. Authorization to these registered representatives will be limited to accessing policy information only.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make transfers among investment options, Automatic Asset Rebalancing (AAR) updates (if applicable), and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your fund transfer and premium allocation changes. To authorize the registered representative(s) or registered service assistants assigned to your policy to make transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 14 of this Prospectus. In the future, we may permit you to make partial withdrawals online. If we do, you must provide a separate authorization to us in order for your registered representative or the service assistant assigned to your policy to be able to make online Partial Withdrawal transactions. This authorization would only cover online Partial Withdrawals within our established online dollar amount limits for Partial Withdrawals. We may revoke Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests for Policy transactions or emails of imaged, signed service requests. E-mail inquires that are non-transactional may be sent through the VSC once they have passed all security protocols to identify the policyowner.

We may choose to accept forms you have completed that your Registered Representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. Transfer and withdrawal requests are not accepted under this process. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We will not accept Email or Fax requests for transactions affecting your investments under the policy.

While the GFIB is being funded, there will be limitations on the ability of your registered representative to make certain of the transactions described in these sections.

The DCA Advantage Account

This option, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when you make the Premium Payment. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. You must allocate a minimum of $2,000 to the DCA Advantage Account. If you send less than the $2,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year.

Dollar cost averaging will begin one month from the date NYLIAC receives the Premium Payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/ 6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer. You can make Partial Withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account.

Please note that amounts in the DCA Advantage Account cannot be used to make Automatic or Discretionary Income Benefit Purchases. After money has been transferred from the DCA Advantage Account to the Investment Divisions or an Asset Allocation Model, that amount may be included in any Automatic Income Benefit Purchases made in connection with the GFIB. However, amounts in the DCA Advantage Account will be included in the formula we use to determine the amount of an Automatic Income Benefit Purchase. In addition, while the GFIB is being funded, your DCA Advantage Account transfer allocations must match your Premium Payment allocations or any subsequent reallocations. While the GFIB is being funded, you may not make DCA Advantage Account transfers that are not in compliance with the

Investment Division restrictions associated with the GFIB. See “THE POLICIES— Guaranteed Future Income Benefit” for more information.

You cannot make transfers into the DCA Advantage Account from any Allocation Alternative.

Automatic Asset Rebalancing (AAR)

While the GFIB is being funded, we will automatically rebalance your variable account accumulation on a quarterly basis to the original percentages of the Asset Allocation Model you chose, or to the Asset Allocation Category restrictions for the Investment Divisions you chose, as applicable. Once the GFIB is no longer being funded or has been cancelled, you have the option to choose AAR at no additional cost.

AAR allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the AAR option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi-annual or annual policy anniversary. To process an AAR transfer, you must send a completed AAR request form to VPSC at one of the addresses listed in Question 14 of this Prospectus. You may also process an AAR transfer by any other method we make available. You must send a completed AAR request form to one of the addresses listed in Question 14 of this Prospectus. You may also make an AAR transfer by any other method we make available. VPSC must receive the completed AAR request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed AAR request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You may modify an existing AAR by contacting us by phone at the number provided in Question 15 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Variable Accumulation Value is less than $2,000 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You can cancel the AAR option at any time. To cancel the AAR option, you may send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed in Question 14 of this Prospectus or contact us by phone at the number provided in Question 15 of this Prospectus. Automatic Asset Rebalancing is not available while the GFIB is being funded.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of your Premium Payment to one or more Investment Divisions or one Asset Allocation Model, and to the DCA Advantage Account. The minimum amount that you may allocate to any one Investment Division is $25. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each Premium Payment to the DCA Advantage Account. If you elect to allocate your Premium Payment to an Asset Allocation Model, you must allocate all of your Premium Payment to such model. The minimum amount that you may allocate to the DCA Advantage Account is $2,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate other portions of your Premium Payment(s) to the Allocation Alternatives and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC.

We will credit that portion of your Premium Payment(s) you allocate to an Investment Division or Asset Allocation Model in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a Policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit.

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Guaranteed Future Income Benefit (“GFIB”)

The GFIB provides deferred fixed income payments that we guarantee for the life of the Annuitant, beginning on the GFIB Payment Commencement Date. We call these GFIB Payments. The GFIB Payment amount stated on the Policy Data Page is fixed and will not change unless you take withdrawals, or surrender or partially annuitize your Policy before the GFIB is fully funded, in which case the GFIB Payments will be lower. GFIB Payments are based on, among other things, the amount of your Premium Payment, the amount of any withdrawals from the policy, GFIB rates at the time of application, the age of the Annuitant, and overall market conditions. All benefits under the GFIB are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

The Funded Income Benefit on any date is the income payments that you have already paid for through Automatic Income Benefit Purchases and/or Discretionary Income Benefit Purchases (described below). The Unfunded Income Benefit, at any point, represents the portion of the GFIB Payments that has not yet been paid for through Automatic or Discretionary Income Benefit Purchases. NYLIAC will make the full amount of GFIB Payments even if the Funded Income Benefit does not yet equal the GFIB on GFIB Payment Commencement Date, as long as you did not cancel the final Automatic Income Benefit Purchase, or cancel the GFIB itself. Please refer to the Policy and the Policy Data Page for additional information regarding the GFIB. The GFIB is fully funded when the Funded Income Benefit (payments you already purchased) equals the GFIB.

Automatic Income Benefit Purchases are made through deductions taken from the Policy’s Variable Accumulation Value each Policy Quarter according to the Automatic Income Benefit Purchase Formula. We will notify you in writing each time an Automatic Income Benefit Purchase is made, which will include the amount of the Funded Income Benefit that has been purchased.

The Automatic Income Benefit Purchase Formula is a non-discretionary mathematical formula included in the Policy and the Statement of Additional Information that, among other things, compares the current investment performance of the Investment Divisions and prevailing interest rates with past Investment Division performance and interest rates, and considers previously made Automatic and Discretionary Income Benefit Purchases. The Automatic Income Benefit Purchase Formula helps us to mitigate the risk of a significant shortfall in the Funded Income Benefit available to fund the GFIB due to poor performance of the Investment Divisions or low Income Benefit Purchase Rates. The formula also increases the likelihood that there will be sufficient income benefit purchases made by the GFIB Payment Commencement Date to fund your GFIB. Please refer to the Policy Data Page and the Statement of Additional Information for additional information regarding the Automatic Income Benefit Purchase Formula.

Generally, the Automatic Income Benefit Purchase Formula will use more of your Variable Accumulation Value to purchase the Funded Income Benefit in unfavorable market conditions, including low interest rate environments, or if you are closer to the GFIB Payment Commencement Date. The formula will use less of your Variable Accumulation Value in favorable market conditions or if you are farther away from the GFIB Payment Commencement Date. Appendix A includes examples that show how the Automatic Income Benefit Purchase Formula would work, and how the GFIB would be funded in favorable and unfavorable market scenarios. The guaranteed lifetime income amount from the GFIB could be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company, or purchased a similar product on the GFIB Payment Commencement Date.

Generally, Automatic Income Benefit Purchases are limited per Policy Quarter to 10% of your previous Policy Quarter’s Variable Accumulation Value. However, the 10% limitation does not apply to the final Automatic Income Benefit Purchase made twenty Business Days before the GFIB Payment Commencement Date, which has no limitation. All of your Variable Accumulation Value may be applied toward that final Automatic Income Benefit Purchase. However, you can cancel the last Automatic Income Benefit Purchase up to five Business Days prior to the GFIB Payment Commencement Date by sending us a request in writing at one of the addresses noted in Question 14 of this Prospectus. If you cancel the last Automatic Income Benefit Purchase, we will return the amount of that purchase to the Variable Accumulation Value. In that event, you will not receive GFIB Payments. Instead you will receive payments, called Income Benefit Payments, which will be based on the Funded Income Benefit on the GFIB Payment Commencement Date. Please contact your registered representative or one of our customer service representatives for additional information regarding the last Automatic Income Benefit Purchase.

If you want to fund your GFIB faster, or reduce the number or size of future Automatic Income Benefit Purchases, you can make Discretionary Income Benefit Purchases. Discretionary Income Benefit Purchases can also increase the amount of your GFIB payments, if they occur after your GFIB is fully funded. Discretionary Income Benefit Purchases are transfers that you initiate, from your Policy’s Variable Accumulation Value. We apply the transferred amounts to purchase future income and thereby increase the Funded Income Benefit. The amount of future income purchased depends on the Income Benefit Purchase Rate in effect on the day you make the purchase. After each Discretionary Income Benefit Purchase, we will send you a confirmation statement containing the amount of income you purchased (in other words, the amount by which you increased the Funded Income Benefit).

You can make Discretionary Income Benefit Purchases at any time after the first Policy Quarter and twenty Business Days before the GFIB Payment Commencement Date, provided that the Variable Accumulation Value is greater than the Unfunded Income Benefit divided by the Income Benefit Purchase Rate in effect at the time of such purchase. Appendix A includes an example that shows how Discretionary Income Benefit Purchases would impact your GFIB Payments. The minimum Discretionary Income Benefit Purchase amount is $500, and you can make no more than twelve Discretionary Income Benefit Purchases in any Policy Year.

In order to make a Discretionary Income Benefit Purchase, you may send us a request in writing to one of the addresses provided in Question 14 of this Prospectus. We will process your request for a Discretionary Income Benefit Purchase at the close of the Business Day on which it is received by NYLIAC.

Within ten days after you receive written confirmation of a Discretionary Income Benefit Purchase, you may cancel it by sending a written notice to us at one of the addresses provided in Question 14 of this Prospectus, within the ten day right to return period described above. If you do not cancel the Discretionary Income Benefit Purchase, it is deemed final and will be used to provide the income amount noted in the confirmation. Once final, the amount of the Discretionary Income Benefit Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered.

Except as described above, any Variable Accumulation Value used to purchase future income cannot be returned to the Investment Divisions, and cannot be withdrawn or surrendered. Any Variable Accumulation Value used for an Automatic or Discretionary Income Benefit Purchase can only be accessed through the future receipt of GFIB Payments, starting on the GFIB Payment Commencement Date. Accordingly, before purchasing an Income Plus Variable Annuity II policy and before making any Discretionary Income Benefit Purchase, you should consider your liquidity needs, and whether a similar product, offered by us or another insurer, could provide a higher income amount. Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases no longer participates in the investment experience of the Investment Divisions, does not earn any interest, and cannot be withdrawn or surrendered.

While the GFIB is being funded, there are restrictions on which Investment Divisions you may choose. (Your quarterly policy statement shows your Funded Income Benefit and your Unfunded Income Benefit, so you can determine whether the restrictions are still in effect.) These restrictions will limit the amount you can allocate to the Investment Divisions. You may allocate your Premium Payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of our available Asset Allocation Models. (The Asset Allocation Categories and Asset Allocation Models are set forth in Appendix B.) Once you have allocated your Premium Payment to one of the Asset Allocation Models or to individual Investment Divisions in the Asset Allocation Categories in compliance with the specified thresholds, we will automatically rebalance your allocation(s) on a quarterly basis to stay within the stated limits. Individual transfers between Investment Divisions are not allowed while the GFIB is being funded. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses listed in Question 14 of this Prospectus. Each reallocation of your Premium Payment will count as one transfer. We will process your reallocation request by the close of the Business Day that it is received by NYLIAC, so long as the revised allocation(s) are within the stated limits. Also note that the restrictions on which Investment Divisions you can choose may limit the growth potential of the Policy’s Variable Accumulation Value.

Partial Withdrawals from your Variable Accumulation Value before the GFIB is fully funded may lower your GFIB Payments; however, they will have no impact on the portion of the GFIB that has already been funded. If you fully surrender your policy before the GFIB is fully funded, the portion of your GFIB that has been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you as Income Benefit Payments in lieu of GFIB Payments, starting on the GFIB Payment Commencement Date. Please refer to the Policy Data Page for more information about the impact of Partial Withdrawals or surrenders on the GFIB Payment amount. All amounts taken from the Investment Divisions for either Partial Withdrawals or purchases to fund your GFIB will be processed on a pro-rata basis. Appendix A provides examples that show how the GFIB could be affected by either a Partial Withdrawal or surrender of the Policy.

If you apply the total Variable Accumulation Value to receive Variable Account Annuity Income Payments before the GFIB has been fully funded, we will cancel the GFIB. However, if you have already had Automatic Income Benefit Purchases, or if you already made one or more Discretionary Income Benefit Purchases, you will still receive Income Benefit Payments. The amount of these Income Benefit Payments will depend on how much of your GFIB was already funded (i.e. your Funded Income Benefit) as of the date you applied the total Variable Accumulation Value to Variable Account Annuity Income Payments.

You may either accelerate or defer the GFIB Payment Commencement Date shown on the Policy Data Page. The earliest GFIB Payment Commencement Date is thirteen (13) months from the Policy Date, and the latest date is five (5) years after the GFIB Payment Commencement Date shown on the Policy Data Page, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85. Also note that with Traditional IRA polices, the GFIB Payment Commencement Date cannot be deferred later than April 1 of the year following the owner attaining age 70 1/2. An acceleration of the GFIB Payment Commencement Date would likely result in a lower GFIB Payment amount, and deferring the date would likely result in a higher payment. If you choose to change the GFIB Payment Commencement Date, the interest rate that is used to recalculate your GFIB Payments will be determined according to a formula that appears on your Policy Data Page. The formula includes a factor that will increase the interest rate used to recalculate the GFIB Payments for an acceleration of the GFIB Payment Commencement Date, and decrease the interest rate used to recalculate the GFIB Payments for deferrals. Please refer to the Policy Data Page for additional information regarding how an acceleration of the GFIB Payment Commencement Date would impact your GFIB Payments. Appendix A includes examples that show how an acceleration or deferral of the GFIB Payment Commencement Date would lower or increase the GFIB Payment amount. Please note that if your policy was issued in the State of Connecticut, you cannot defer or accelerate the GFIB Payment Commencement Date.

In order to change the GFIB Payment Commencement Date, you must send VPSC a request in writing to one of the addresses listed in Question 14 of this Prospectus (see “DISTRIBUTIONS UNDER THE POLICY—GFIB Payment Commencement Date and Income Benefit Payment Commencement Date”).

If you elect to apply your entire Variable Accumulation Value to receive Variable Account Annuity Income Payments before the GFIB is fully funded, you will not receive GFIB Payments. Instead, you will receive Income Benefit Payments based on the Funded Income Benefit amount on the Variable Account Annuity Commencement Date. If there is no Funded Income Benefit on the date you elect to apply the entire Variable Accumulation Value to receive Variable Account Annuity Income Payments, no Income Benefit Payments will be made.

Your GFIB Payment may be reduced in the event that you elect to apply a portion of your Variable Accumulation Value to receive Variable Account Annuity Income Payments prior to the GFIB Payment Commencement Date. All amounts taken from the Investment Divisions for partial annuitizations will be processed on a pro-rata basis. Please refer to the Policy and the Policy Data Page for additional information regarding the impact of receiving Variable Account Annuity Income Payments before the GFIB Payment Commencement Date. Appendix A includes examples that show how the GFIB Payment would be impacted if either a portion or the entire Variable Accumulation Value is used to receive Variable Account Annuity Income Payments prior to the GFIB Payment Commencement Date.

The GFIB affects the policy’s death benefit. If you die before the Variable Account Annuity Commencement Date and before the GFIB Payment Commencement Date, the Policy will end and we will pay the Beneficiary an amount equal to the greater of (i) the Total Contract Amount or (ii) the Adjusted Death Benefit Premium Payments. In most cases the Variable Account Annuity Commencement Date and the GFIB Payment Commencement Date will be different. The Variable Account Annuity Commencement Date is typically later than the GFIB Payment Commencement Date. In addition, if your spouse is the sole primary Beneficiary, he/she may continue the Policy as the new Owner and Annuitant after you die, if certain conditions are met. If your spouse chooses to continue the Policy, and Automatic or Discretionary Income Benefit Purchases have been made, we will return such purchases to the Policy’s Variable Accumulation Value, cancel the GFIB (the GFIB Cancellation Fee will not be assessed in this case), and no GFIB Payments will be made. Your spouse will have the ability to make Discretionary Income Benefit Purchases if no such purchases were made prior to your death. Please refer to your Policy for additional information regarding death benefit proceeds and spousal continuance. In addition, once GFIB Payments begin, the death benefit payable upon your death, if any, may be less than your Premium Payment. For more information, see “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”.

If the Annuitant is living on the GFIB Payment Commencement Date, we will make GFIB Payments under the option shown on the Policy Data Page to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive GFIB Payments or Income Benefit Payments, as applicable in a lump sum. This option can be exercised only three (3) times over the life of the Policy. Please refer to your Policy and the Policy Data Page for additional information regarding GFIB payment options.

You may cancel the GFIB at any time after the right to return period. To cancel, you must send a written cancellation request to VPSC at one of the addresses listed in Question 14 of this Prospectus. If you cancel, we will deduct a GFIB Cancellation Fee from your Variable Accumulation Value and we will not refund any GFIB Fees that may have been deducted (see “OTHER CHARGES—GFIB Cancellation Fee”). Upon receipt of the cancellation request, we will promptly cancel the GFIB and will stop assessing the GFIB Fee. Please note that the Policy will continue after the GFIB is cancelled. The cancellation of the GFIB will be effective as of the date VPSC receives your cancellation request. If you cancel the GFIB, the portion of your GFIB Payments that have been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you as Income Benefit Payments starting on the GFIB Payment Commencement Date.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 14 and 15 of this Prospectus. Facsimile requests for service will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within 15 days of the date of the confirmation of the transaction in question. You must provide us with the nature of the error, the date of the error and any other relevant details.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. It is important that you review your confirmation and quarterly statements immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 15 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from your Premium Payment, we impose a surrender charge on certain Partial Withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts paid as Variable Account annuity income.

If you surrender your Policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “Exceptions to Surrender Charges”, below). In the case of a Partial Withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the Partial Withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option is less than the necessary surrender charge, we will not process the withdrawal.

The maximum surrender charge will be 8% of the amount withdrawn. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Policy Year is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Policy Year, until the seventh Policy Year after which no charge is made as shown on the following chart:

Amount of Surrender Charge

Policy Year	Surrender Charge
1	8%
2	7%
3	6%

4	5%
5	4%
6	3%
7	2%
8+	0%

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)	on amounts you withdraw in any Policy Year that are less than or equal to the greater of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the Premium Payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less your Adjusted Death Benefit Premium Payment less any prior surrender charge free withdrawals during the Policy Year.

(b)	if NYLIAC cancels the policy;

(c)	when we pay proceeds upon the death of the policyowner;

(d)	when you annuitize the Variable Account in any Policy Year after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(f)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

(g)	when the aggregate surrender charges under a policy exceed 9.0% of the total Premium Payments.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Variable Account Annuity Commencement Date, we deduct a daily charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value. The M&E charge may vary based on the Variable Accumulation Value of the Policy when the M&E charge is assessed. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses. The M&E Charges assessed to your Policy will be affected by fluctuations in market performance. However, this M&E Charge structure may be more advantageous in a flat or declining market. While the GFIB is being funded, we will not assess M&E charges if the policy no longer has a Variable Accumulation Value.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Variable Account Annuity Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the Policy. The annual policy service charge will be waived either upon a) registration with eDelivery of all available materials that we normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the GFIB Payment Commencement Date. We deduct the annual policy service charge from each Allocation Option, in proportion to its percentage of the Account Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the Policy such as collecting, processing and confirming Premium Payments and establishing and maintaining the available methods of payment.

(c) Guaranteed Future Income Benefit Fee

Prior to the GFIB Payment Commencement Date, we deduct the Guaranteed Future Income Benefit Fee (“GFIB Fee”) from your policy. The GFIB Fee is 1.00% (annualized) of the daily average Unfunded Income Benefit Base during a Policy Quarter. The GFIB Fee is deducted from the Investment Divisions through a reduction in Accumulation Units each Policy Quarter. We expect to profit from this charge. We do not assess the GFIB Fee after the GFIB is fully funded, after the GFIB Payment Commencement Date or after the GFIB has been cancelled.

(d) GFIB Cancellation Fee

If you cancel the GFIB, we will deduct a one-time GFIB Cancellation Fee from your Variable Accumulation Value. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 14 of this Prospectus) receives your cancellation request. (See “THE POLICIES— Guaranteed Future Income Benefit”). We will deduct the GFIB Cancellation Fee from each Allocation Alternative in proportion to its percentage of the Variable Accumulation Value on that day. We will not deduct this charge if you surrender your Policy. However, surrender charges may apply.

The maximum GFIB Cancellation Fee is 2.00% of the Unfunded Income Benefit Base on the cancellation effective date. We may set a lower charge at our sole discretion.

(e) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the Policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus.

(f) Transfer Fees

There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under the DCA Advantage Account and Automatic Asset Rebalancing do not count toward this transfer limit. While the GFIB is being funded, each reallocation of assets will count as one transfer (See “THE POLICIES—Guaranteed Future Income Benefit”). Transfers to or from an Asset Allocation Model will also count as one transfer.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a Premium Payment is made, (ii) upon surrender of the policy, (iii) on the Variable Account Annuity Commencement Date or GFIB Payment Commencement Date, or (iv) when either a Discretionary or Automatic Income Benefit Purchase is made. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make Partial Withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Variable Account Annuity Commencement Date or the GFIB Payment Commencement Date. Please note that withdrawals before the GFIB is fully funded will decrease the amount of any GFIB Payments. If you surrender the policy before the GFIB is fully funded, you will receive Income Benefit Payments in lieu of GFIB payments. These Income

Benefit payments will be less than the GFIB Payment amount. (See “THE POLICIES—Guaranteed Future Income Benefit.”)

To request a surrender or withdrawal, you must send a written request on a form acceptable to us to VPSC at one of the addresses listed on Question 14 of this Prospectus, or utilize any other method we make available. Fax transmissions are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. If the request is complete and we have received all other information necessary to process the request, the amount available for withdrawal is the Variable Accumulation Value at the end of the Business Day that VPSC receives the written request, less any surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the Policy (taking into account any prior withdrawals) may be more or less than your Premium Payment.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

You can only surrender the portion of the Policy’s assets that are in the Accumulation Value. No amounts can be withdrawn from the Funded Income Benefit, even in connection with a surrender request. Upon surrender of this policy, you will receive the Accumulation Value, less any applicable surrender charges, GFIB Fee, and/or additional fees and charges, such as policy service charges, that may apply.

If there is a Funded Income Benefit at the time of the surrender, but the GFIB is not yet fully funded, we will make Income Benefit Payments, instead of GFIB Payments, based on the amount of the Funded Income Benefit on the GFIB Payment Commencement Date (See “DISTRIBUTIONS UNDER THE POLICY—GFIB Payment Commencement Date”). If no Automatic or Discretionary Income Benefit Purchases have been made while the GFIB was in effect, no GFIB Payments or Income Benefit Payments will be payable.

We may also deduct any state premium tax, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Variable Account Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. (See “INCOME PAYMENTS.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation Of Annuities In General.”)

(b) Partial Withdrawals

Partial Withdrawals can only be made from the Accumulation Value, and any amounts withdrawn (including any surrender charge free amounts) before the GFIB Payment Commencement Date may reduce the amount of your GFIB Payments that were guaranteed as of the Policy Date. No Partial Withdrawals can be made from the Funded Income Benefit. Please refer to the Policy Data Page for more information regarding how Partial Withdrawals will reduce your GFIB Payments. If a Partial Withdrawal is made before any Automatic Income Benefit Purchases have been made, the unfunded Income Benefit amount guaranteed as of the Policy Date will be reduced proportionally to the reduction in the Accumulation Value resulting from the Partial Withdrawal.

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. Until the GFIB is fully funded or has been cancelled, Partial Withdrawals will be deducted on a pro-rata basis. After that, if you do not specify how to allocate a Partial Withdrawal among the Allocation Options, we will deduct the Partial Withdrawal on a pro-rata basis. We will pay any Partial Withdrawals generally within seven days after we receive all of the necessary documentation and information. Your requested Partial Withdrawal will be effective on the date we receive your completed request at the VPSC or online, through the VSC. However, if the day we receive your request is not a Business Day or if your request is received after the close of the NYSE, then the requested Partial Withdrawal will be effective on the next Business Day. Partial Withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation Of Annuities In General.”)

If the requested Partial Withdrawal is equal to the value in any of the Allocation Options from which the Partial Withdrawal is being made, we will pay you the entire value of that Allocation Option, less any surrender charge that may apply. If, after the GFIB Payment Commencement Date, honoring a Partial Withdrawal request would result in a Variable Accumulation Value of less than $2,000, we reserve the right to terminate the Variable Account of your policy, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right. If we terminate your Policy, we will pay you the Variable Accumulation Value of your Policy in one lump sum. Any GFIB Payments being made to you or the Payee you designate will not be impacted by our exercise of this right.

Also note that Partial Withdrawal requests for amounts greater than $50,000 must be received in a form acceptable by us and include a notarized confirmation of the Owners(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send Partial Withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, Partial Withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such Partial Withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 14 of this Prospectus. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed Partial Withdrawal requests or e-mails of imaged, signed requests.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled Partial Withdrawals from the policy once the GFIB is fully funded or the GFIB is cancelled. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed in Question 14 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You must specify the Allocation alternatives from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division. You may not make periodic partial withdrawals from the DCA Advantage Account.

The Unfunded Income Benefit Base and the Funded Income Benefit do not have a cash value; therefore, no withdrawals are permitted from the Unfunded Income Benefit Base and the Funded Income Benefit

Required Minimum Distribution Option

For IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2.

Our Right to Cancel

If, after the GFIB Payment Commencement Date, the Variable Accumulation Value of your Policy would provide for Variable Account Annuity Income Payments of less than $20 per month on the Variable Account Annuity Commencement Date, or an amount that is insufficient to pay the Annual Policy Service Charge, Mortality and Expense Risk and Administrative Costs Charges, we reserve the right to terminate your Policy subject to applicable state laws. If we terminate your policy, we will pay you the Accumulation Value of your Policy in one lump sum. Any GFIB Payments or Income Benefit Payments being made to you or the Payee you designate will not be affected by our exercise of this right.

Variable Account Annuity Commencement Date

The Variable Account Annuity Commencement Date is the date specified on the Policy Data Page. The Variable Account Annuity Commencement Date is the day that Variable Account Annuity Income Payments are scheduled to commence unless the Policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Variable Account Annuity Commencement Date is the first Policy Anniversary.

If we agree, you may change the Variable Account Annuity Commencement Date to an earlier date. If we agree, you may also defer the Variable Account Annuity Commencement Date to a later date, provided that we receive a written notice of the request at least one month before the last selected Variable Account Annuity Commencement Date. If you change the Variable Account Annuity Commencement Date to begin receiving Variable Account Annuity Income Payments before the GFIB Payment Commencement Date, and before the GFIB is fully funded, the Funded Income Benefit as of the date Variable Account Annuity Income Payments commenced will be used to provide Income Benefit Payments, beginning on the GFIB Payment Commencement Date. If there is no Funded Income Benefit on the date that you begin receiving Variable Account Annuity Income Payments, no GFIB Payments or Income Benefit Payments will be made.

To request a change to the Variable Account Annuity Commencement Date to an earlier date or defer it to a later date, subject to the constraints noted above, you must send a written notice in a form acceptable us to VPSC at one of the addresses listed in Question 14 of this Prospectus. The Variable Account Annuity Commencement Date and Variable Account Annuity Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

GFIB Payment Commencement Date

The GFIB Payment Commencement Date is the date specified on the Policy Data Page. The GFIB Payment Commencement Date is the day that GFIB Payments or Income Benefit Payments are scheduled to commence. You may receive GFIB Payments even if you surrender the Policy (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders”).

If we agree, you can change the GFIB Payment Commencement Date to an earlier date. The earliest possible GFIB Payment Commencement Date is thirteen (13) months after the Policy Date. The latest possible GFIB Payment Commencement Date is five (5) years after the GFIB Payment Commencement Date shown on the Policy Data Page. You may change the GFIB Payment Commencement Date to an earlier date only once while the Annuitant is living. If you change the GFIB Payment Commencement Date to an earlier date, your GFIB Payments will be reduced based on mortality table assumptions, and an indexed-based interest rate plus an interest rate change adjustment as shown on the Policy Data Page.

To change the GFIB Payment Commencement Date to an earlier date, subject to the constraints noted above, you must send a written notice in a form acceptable to us to VPSC at one of the addresses listed in Question 14 of this Prospectus at least sixty (60) days prior to the new GFIB Payment Commencement Date. The change will take effect as of the date we received your signed notice. We will notify you in writing of your revised GFIB Payment amount and new GFIB Payment Commencement Date.

For Qualified Policies (other than Roth IRAs), the GFIB Payment Commencement Date cannot be later than April 1 of the year following the year in which you attain age 70 1/2. For Qualified Policies, a change in the GFIB Payment Commencement Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If such change in the GFIB Payment Commencement Date would result in GFIB Payments that violate such Code restrictions, we will inform you that you may revise your request to an allowable GFIB Payment Annuity Commencement Date. If the GFIB Payment Commencement Date is accelerated by five years or less, we will increase the GFIB Payments, if necessary, to an amount that will satisfy such Code restrictions. For consistency, such an increase will also apply to Non Qualified Policies.

Death Before Variable Account Annuity Commencement Date

Before the GFIB Payment Commencement Date: If the Owner dies before the Variable Account Annuity Commencement Date and the GFIB Payment Commencement Date, the policy will end and we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all requirements necessary to make the payment at one of the addresses listed in Question 14 of this Prospectus. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the Total Contract Amount; or

(b)	the Adjusted Death Benefit Premium Payment.

After the GFIB Payment Commencement Date: If the Owner and the Annuitant are the same person, and the Owner dies before the Variable Account Annuity Commencement Date and after the GFIB Payment Commencement Date, we will pay the Beneficiary an amount equal to the greatest of:

a)	the Accumulation Value;

b)	the Adjusted Death Benefit Premium Payment, minus the lesser of Cumulative Income Benefit Purchases or the total value of GFIB Payments already made; or

c)	the Total Contract Amount, minus the sum of GFIB Payments already made.

We will make payments in a lump sum to the Beneficiary (even if the Payee is still living). However, the Beneficiary can choose to have the death benefit proceeds placed under any settlement alternative that we may have available at the time, as provided in the policy.

Death benefit payments are processed differently if the Owner and the Annuitant are not the same person (due to a change of ownership), or if there are joint Annuitants. See the policy for more information.

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Variable Account Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and (b) the Annuitant, if you were the Annuitant. Generally, NYLIAC will issue a policy to joint owners so long as such joint owners are spouses. If your spouse exercises the spousal continuance option, any Income Benefit Purchases already made will be returned to the policy’s Variable Accumulation Value and no GFIB Payments will be payable. If you die before making any Income Benefit Purchases, and you have not cancelled the GFIB, we will cancel the GFIB if your spouse continues the policy. However, your spouse can still make Discretionary Income Benefit Purchases, which will be applied to Income Benefit Payments, based on the Funded Amount on the GFIB Payment Commencement Date. All ownership rights and privileges under the Policy must be exercised jointly and benefits under the Policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

Death After Variable Account Annuity Commencement

We make Variable Account Annuity Income Payments under the Life with Cash Refund Payment option. Accordingly, the death benefit payments described below reflect a refund of any premium amounts that have yet to be paid as Variable Account Annuity Income Payments and/or GFIB Payments.

Before the GFIB Payment Commencement Date: If the Owner and the Annuitant are the same person, and the Owner/Annuitant dies after the Variable Account Annuity Commencement Date, but before the GFIB Payment Commencement Date, we will cancel the GFIB and we will pay the Beneficiary an amount equal to the Cumulative Income Benefit Purchases, if any, plus the Variable Accumulation Value amount applied to determine the Variable Account Annuity Income Payments, minus the sum of the previously made Variable Account Annuity Income Payments. If the Owner and the Annuitant are not the same person, and the Owner dies, we will continue to make Variable Account Annuity Payments to the Payee. When the Annuitant (last surviving Annuitant, if the policy had joint Annuitants) dies, we will pay the Beneficiary an amount equal to the Variable Accumulation Value at the time of annuitization, less the value of Variable Account Annuity Income Payments already made. If previously made Variable Account Income Payments exceed the Variable Accumulation Value amount applied to determine the payment, no death benefit is payable.

After the GFIB Payment Commencement Date: If the Owner and the Annuitant are the same person, and the Owner dies after the Variable Account Annuity Commencement Date and after the GFIB Payment Commencement Date, we will pay to the Beneficiary a death benefit in one sum equal to the Cumulative Income Benefit Purchases minus the sum of previously made GFIB Payments, plus the Variable Accumulation Value amount applied to determine the Variable Account annuity Income Payments, minus the sum of the previously made Variable Account Annuity Income Payments. If the Owner and the Annuitant are not the same person, and the Owner dies, we will continue to make Variable Account Annuity Income Payments and GFIB Payments to the Payee while the Annuitant (last surviving Annuitant, if the policy had joint Annuitants), is alive. When the Annuitant (last surviving Annuitant) dies, we will pay the Beneficiary a death benefit equal to the Cumulative Income Benefit Purchases, minus the sum of GFIB Payments already made, plus the Variable Accumulation Value at the time of annuitization, minus the sum of previously made Variable Account Annuity Income Payments. For either the GFIB Payments or Variable Account Annuity Income Payments, if the sum of the previously made payments equals or exceeds the amount applied to determine those payments, then no death benefit amount is payable.

We will make any distribution or application of Policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 14 of this Prospectus, subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Variable Account Annuity Income Payments

We will make Variable Account Annuity Income Payments under the Life with Cash Refund payment option. We will require that a lump sum payment be made if the Variable Accumulation Value is less than $2,000. We may require proof of birth date before Variable Account Annuity Income Payments begin. For the Life with Cash Refund payment option, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. Under the Life with Cash Refund payment option, we will pay any amount from the Variable Account that has not already been paid out upon the death of the Annuitant. NYLIAC does not currently offer other Variable Account Annuity Income Payment options.

After the first Policy Year, a policyholder may elect to apply a portion of the Variable Accumulation Value toward Variable Account Annuity Income Payments, while the remainder of the Policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this Policy. The Variable Accumulation Value will be reduced by the amount applied toward Variable Account Annuity Income Payments. Under a partial annuitization, the policy’s Variable Accumulation Value, any riders under the Policy and any charges assessed will be treated the same as they would under any other withdrawal from the Policy’s Variable Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

Under the Life with Cash Refund payment method, the Payee may not receive Variable Account Annuity Income Payments equal to the total Premium Payments made under the Policy if the Annuitant dies before the actuarially predicted date of death. We base Variable Account Annuity Income Payments on annuity tables that vary on the basis of gender, unless the Policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

We may require satisfactory proof of survival from time to time, before we pay any Variable Account Annuity Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

If we agree, you can change the Variable Account Annuity Commencement Date to an earlier or later date. You must provide us at least one month’s notice. Changing to an earlier date may reduce the amount of each payment, while changing to a later date may increase payment amounts.

GFIB Payments and Income Benefit Payments

On the GFIB Payment Commencement Date, we will start to make GFIB Payments or Income Benefit Payments to you, or the Payee designated by you, if the Annuitant is living on the GFIB Payment Commencement Date, and the Premium Payment has been made. You cannot cancel GFIB Payments or Income Benefit Payments. Please note, however, that GFIB Payments or Income Benefit Payments may be subject to modification as a result of certain transactions described in this Prospectus (see “THE POLICIES—Guaranteed Future Income Benefit “ and “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals” and “GFIB Payment Commencement Date”).

GFIB Payments or Income Benefit Payments will continue as long as the Annuitant is living. The amount of GFIB Payments is determined at the time of application, and is not dependent on the performance of the underlying Investment Divisions. Income Benefit Payments are not determined as of the Policy Date, but, like GFIB Payments, the amount of an Income Benefit Payment does not depend on the performance of the Investment Divisions. GFIB Payments are based on, among other things, the amount of your Premium Payment, GFIB Rates at the time of application, the age of the Annuitant, overall market conditions, and the amount of any Discretionary Income Benefit Purchases you made, if any. No GFIB Payments or Income Benefit Payments will be payable to you if (i) you die before the GFIB Payment Commencement Date, (ii) you surrender the policy before the GFIB Payment Commencement Date and there is no Funded Income Benefit on such date, or (iii) your spouse continues the policy as the new Annuitant upon your death. Income Benefit Payments are based on the Funded Income Benefit as of the GFIB Payment Commencement Date.

Delay of Payments

We will pay any amounts due from the Separate Account under the Policy within seven days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request at one of the addresses listed in Question 14 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the Policy and transfers among Investment Divisions during any period that:

(a)	The New York Stock Exchange (NYSE) is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

2.	We may delay payment of any amounts due from the DCA Advantage Account. When permitted by law, we may defer payment of any Partial Withdrawal or full surrender request for up to six months from the date of surrender from the DCA Advantage Account. We will pay interest of at least 1.0% per year on any Partial Withdrawal or full surrender request deferred for 30 days or more.

3.	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a Premium Payment and/or “freeze” a Policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, Partial Withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Variable Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Variable Account Annuity Commencement Date and while you are living, you may change a revocable Beneficiary by written notice in a form acceptable to NYLIAC. To change the Beneficiary, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed in Question 14 of this Prospectus.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Variable Account Annuity Commencement Date or GFIB Payment Commencement Date, or if we are unable to locate your Beneficiary if you die before either of those dates, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 14 of the section of the Prospectus entitled, “Questions and Answers About New York Life Income Plus II Variable Annuity.”

THE DCA ADVANTAGE ACCOUNT

The DCA Advantage Account is held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws.

NYLIAC will set interest rates in advance for each date on which we may receive a portion of the Premium Payment in the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your Policy. Portions of the Premium Payment allocated to the DCA Advantage Account will receive the applicable interest rate in effect on the Business Day we receive such portion of the Premium Payment. Interest rates for subsequent allocations to the DCA Advantage Account may be different from the rate applied to prior allocations to the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years.

With respect to the GFIB, no amounts will be deducted from the DCA Advantage Account in connection with either Automatic or Discretionary Income Benefit Purchases. Amounts in the DCA Advantage Account can only be used in connection with Automatic or Discretionary Income Benefit Purchases after such amounts have been transferred to the Variable Accumulation Value. However, amounts in the DCA Advantage Account will be considered when we calculate the amount of an Automatic Income Benefit Purchase.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a Premium Payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. The U.S. Treasury Department and Internal Revenue Service have not addressed every aspect of the federal income tax treatment of this product or the application of certain law to this type of product. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or Partial Withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any Premium Payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS’s view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

A policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of GFIB Payments before the Variable Account Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the GFIB Payments and the Variable Account.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) new gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distribution or withdrawals from this policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that a withdrawal from or surrender of the Policy described in this prospectus within 180 days of a partial exchange of such Policy for a long-term care insurance policy should not result in adverse tax consequences, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(b) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

The Qualified Policies are subject to the required minimum distribution (“RMD”) rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once GFIB Payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The GFIB Payments should automatically satisfy the RMD requirements with respect to the Cumulative Income Benefit Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Variable Accumulation Value. The GFIB Payments or the Income Benefit Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Variable Accumulation Value.

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission paid to broker-dealers who have entered into dealer arrangements with NYLIFE Distributors is typically 7% of all premiums received. Sales of the policies have not yet begun, so no commissions have been paid.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Income Plus Variable Annuity II Statement of Additional Information.

The New York Life Income Plus Variable Annuity II Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, New York 10159

Please send me a New York Life Income Plus Variable Annuity II Statement of Additional Information dated May 1, 2015

Name

Address

City	State	Zip

APPENDIX A — GFIB EXAMPLES

The following examples demonstrate how your policy’s Guaranteed Future Income Benefit (GFIB) works. The examples show how the policy’s Accumulation Value, Funded Income Benefit, GFIB Payments, and guaranteed death benefit would vary over an extended period of time assuming certain hypothetical annual gross rates of return. The examples will assist in the comparison of the Accumulation Value and death benefit of the policy, as well as the guaranteed income benefit, with other variable annuity policies that include a guaranteed fixed deferred income component.

Each policy quarter, the Automatic Income Benefit Purchase Formula (“Formula”) determines whether to make an Automatic Income Benefit Purchase by comparing (a) the Variable Accumulation Value to (b) the dollar amount that would be needed to purchase the guaranteed future income not already funded (the “Unfunded Income Benefit”) using the income purchase rate then in effect. We call this dollar amount the “Cost of the Unfunded Income Benefit.” If the Variable Accumulation Value is less than approximately 114% (or eight sevenths (8/7)) of the Cost of the Unfunded Income Benefit, an Automatic Income Benefit Purchase will occur.

The Formula computes the amount of the Automatic Income Benefit Purchase by multiplying the policy’s then current Variable Accumulation Value by a factor that takes into account the ratio of the Cost of the Unfunded Income Benefit to the current Variable Accumulation Value. Under the Formula, an Automatic Income Benefit Purchase will never be greater than 10% of the prior quarter’s Variable Accumulation Value. This limitation, however, does not apply to the final application of the Automatic Income Benefit Purchase Formula that occurs at least twenty (20) Business Days before the GFIB Payment Commencement Date.

The amount of guaranteed income funded by the Automatic Income Benefit Purchase is determined by multiplying the Purchase amount by the current income purchase rate. Also note that for purposes of this Appendix B, annual rather than quarterly amounts are shown.

The examples reflect assumed Mortality and Expense Risk and Administrative Charges, GFIB Fees, annual policy service charges, surrender charges (where applicable), and fees associated with the Investment Divisions offered under the policy. With regard to Investment Division fees, the examples reflect total assumed investment advisory fees together with other expenses incurred by the Investment Divisions of 1.00% of the average daily net assets of the Investment Divisions, after any applicable expense reimbursements. Please refer to the Table of Fees and Expenses in this Prospectus for details of the underlying Investment Division fees. The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish, upon request, a personalized illustration that shows how the GFIB might hypothetically work in your situation.

GFIB Example with Favorable Annual Returns:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below). This is the GFIB Payment Commencement Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	—	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	1.13%	22,154.70	—	65,144.32	7.40%	1,671.57	3,403.31	43,878.35	4,178.48	7,581.79	109,022.67
67	7	65,144.32	1.18%	15,735.19	—	50,176.73	7.02%	1,125.97	4,529.29	59,613.53	3,052.51	7,581.79	109,790.26
68	8	50,176.73	1.22%	11,453.17	—	39,337.09	6.67%	778.43	5,307.72	71,066.71	2,274.08	7,581.79	110,403.80
69	9	39,337.09	1.26%	8,706.81	—	31,124.96	6.34%	562.79	5,870.51	79,773.52	1,711.29	7,581.79	110,898.48
70	10	31,124.96	0.97%	28,752.25	—	2,673.24	5.90%	1,711.29	7,581.79	108,525.77	—	7,581.79	111,199.00

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with Favorable Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000

There is a Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.30%	—	10,000.00	93,436.84	9.23%	952.13	952.13	10,000.00	6,629.66	7,581.79	103,436.84
63	3	93,436.84	1.53%	—	—	94,863.13	8.72%	—	952.13	10,000.00	6,629.66	7,581.79	104,863.13
64	4	94,863.13	1.54%	—	—	96,325.27	8.25%	—	952.13	10,000.00	6,629.66	7,581.79	106,325.27
65	5	96,325.27	1.56%	6.27	—	97,824.54	7.82%	0.49	952.62	10,006.27	6,629.17	7,581.79	107,830.80
66	6	97,824.54	1.13%	25,078.26	—	73,851.91	7.40%	1,892.17	2,844.79	35,084.53	4,737.01	7,581.79	108,936.44
67	7	73,851.91	1.18%	17,812.59	—	56,914.11	7.02%	1,274.63	4,119.42	52,897.12	3,462.38	7,581.79	109,811.23
68	8	56,914.11	1.23%	12,964.79	—	44,649.85	6.67%	881.17	5,000.59	65,861.91	2,581.21	7,581.79	110,511.76
69	9	44,649.85	1.27%	9,856.24	—	35,359.76	6.34%	637.08	5,637.67	75,718.16	1,944.12	7,581.79	111,077.91
70	10	35,359.76	0.98%	32,664.43	—	3,041.10	5.90%	1,944.12	7,581.79	108,382.58	—	7,581.79	111,423.69

The Discretionary Income Benefit Purchase lessens the amount of Automatic Income Benefit Purchases that need to be made to fully fund the GFIB Payments.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with Unfavorable Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000 Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is -5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return *	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average) **	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-7.75%	—	—	92,247.17	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	92,247.17	-6.88%	17,974.96	10,000.00	57,926.32	9.23%	2,625.37	2,625.37	27,974.96	4,956.43	7,581.79	100,000.00
63	3	57,926.32	-6.74%	19,571.50	—	34,452.78	8.72%	1,735.42	4,360.78	47,546.46	3,221.01	7,581.79	100,000.00
64	4	34,452.78	-6.88%	11,632.09	—	20,450.83	8.25%	975.91	5,336.69	59,178.55	2,245.10	7,581.79	100,000.00
65	5	20,450.83	-7.16%	6,895.13	—	12,090.65	7.82%	548.08	5,884.78	66,073.68	1,697.02	7,581.79	100,000.00
66	6	12,090.65	-7.64%	4,066.30	—	7,100.54	7.40%	305.83	6,190.60	70,139.98	1,391.19	7,581.79	100,000.00
67	7	7,100.54	-8.52%	2,377.58	—	4,118.31	7.02%	169.55	6,360.15	72,517.57	1,221.64	7,581.79	100,000.00
68	8	4,118.31	-10.09%	1,368.06	—	2,334.87	6.67%	92.65	6,452.80	73,885.62	1,128.99	7,581.79	100,000.00
69	9	2,334.87	-13.00%	764.17	—	1,267.20	6.34%	49.22	6,502.02	74,649.79	1,079.77	7,581.79	100,000.00
70	10	1,267.20	-18.44%	1,033.47	—	—	5.90%	61.57	6,563.59	75,683.27	1,018.20	7,581.79	100,000.00

The Discretionary Income Benefit Purchase lessens in some Policy Years the amount of Automatic Income Benefit Purchases that need to be made.

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service changes and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with 0% Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000 Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 0%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return *	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average) **	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-2.82%	—	—	97,178.90	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	97,178.90	-3.14%	—	10,000.00	84,126.51	9.23%	952.13	952.13	10,000.00	6,629.66	7,581.79	100,000.00
63	3	84,126.51	-2.98%	26,021.97	—	55,594.38	8.72%	2,302.07	3,254.20	36,021.97	4,327.59	7,581.79	100,000.00
64	4	55,594.38	-2.89%	18,912.78	—	35,076.44	8.25%	1,586.45	4,840.65	54,934.75	2,741.15	7,581.79	100,000.00
65	5	35,076.44	-2.94%	11,929.24	—	22,117.53	7.82%	948.05	5,788.70	66,863.99	1,793.10	7,581.79	100,000.00
66	6	22,117.53	-3.03%	7,517.74	—	13,930.53	7.40%	565.29	6,353.99	74,381.73	1,227.81	7,581.79	100,000.00
67	7	13,930.53	-3.20%	4,730.14	—	8,754.13	7.02%	337.24	6,691.23	79,111.87	890.56	7,581.79	100,000.00
68	8	8,754.13	-3.51%	2,967.25	—	5,479.38	6.67%	200.90	6,892.13	82,079.12	689.66	7,581.79	100,000.00
69	9	5,479.38	-4.04%	1,851.76	—	3,406.26	6.34%	119.22	7,011.36	83,930.88	570.44	7,581.79	100,000.00
70	10	3,406.26	-4.86%	3,240.85	—	—	5.90%	192.87	7,204.23	87,171.73	377.56	7,581.79	100,000.00

The Discretionary Income Benefit Purchase lessens in some Policy Years the amount of Automatic Income Benefit Purchases that need to be made.

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with 0% Annual Returns:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 0%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-2.82%	—	—	97,178.90	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	97,178.90	-3.45%	—	—	93,826.10	9.23%	—	—	—	7,581.79	7,581.79	100,000.00
63	3	93,826.10	-2.90%	31,919.92	—	59,189.43	8.72%	2,829.83	2,829.83	31,919.92	4,751.96	7,581.79	100,000.00
64	4	59,189.43	-2.92%	20,133.65	—	37,329.87	8.25%	1,688.86	4,518.69	52,053.57	3,063.10	7,581.79	100,000.00
65	5	37,329.87	-2.98%	12,693.44	—	23,523.46	7.82%	1,008.78	5,527.48	64,747.01	2,054.32	7,581.79	100,000.00
66	6	23,523.46	-3.10%	7,993.42	—	14,800.90	7.40%	601.06	6,128.54	72,740.44	1,453.26	7,581.79	100,000.00
67	7	14,800.90	-3.32%	5,023.44	—	9,285.75	7.02%	358.16	6,486.69	77,763.88	1,095.10	7,581.79	100,000.00
68	8	9,285.75	-3.70%	3,145.16	—	5,796.57	6.67%	212.95	6,699.64	80,909.04	882.15	7,581.79	100,000.00
69	9	5,796.57	-4.35%	1,956.61	—	3,587.58	6.34%	125.97	6,825.62	82,865.64	756.18	7,581.79	100,000.00
70	10	3,587.58	-5.38%	3,394.64	—	—	5.90%	202.03	7,027.65	86,260.29	554.14	7,581.79	100,000.00

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with Unfavorable Annual Returns:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is -5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-7.75%	—	—	92,247.17	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	92,247.17	-7.37%	24,288.40	—	61,163.63	9.23%	2,266.98	2,266.98	24,288.40	5,314.82	7,581.79	100,000.00
63	3	61,163.63	-6.75%	20,664.24	—	36,370.53	8.72%	1,832.31	4,099.29	44,952.64	3,482.51	7,581.79	100,000.00
64	4	36,370.53	-6.90%	12,278.51	—	21,581.39	8.25%	1,030.14	5,129.43	57,231.15	2,452.36	7,581.79	100,000.00
65	5	21,581.39	-7.21%	7,275.23	—	12,751.14	7.82%	578.29	5,707.73	64,506.38	1,874.07	7,581.79	100,000.00
66	6	12,751.14	-7.71%	4,287.33	—	7,480.38	7.40%	322.45	6,030.18	68,793.72	1,551.62	7,581.79	100,000.00
67	7	7,480.38	-8.64%	2,503.63	—	4,330.37	7.02%	178.54	6,208.72	71,297.35	1,373.07	7,581.79	100,000.00
68	8	4,330.37	-10.31%	1,437.29	—	2,446.53	6.67%	97.34	6,306.06	72,734.64	1,275.73	7,581.79	100,000.00
69	9	2,446.53	-13.42%	799.40	—	1,318.71	6.34%	51.49	6,357.55	73,534.04	1,224.25	7,581.79	100,000.00
70	10	1,318.71	-19.33%	1,063.83	—	—	5.90%	63.38	6,420.93	74,597.87	1,160.86	7,581.79	100,000.00

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with a Partial Withdrawal:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client takes a $20,000 Partial Withdrawal in Policy Year 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Partial Withdrawal	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	—	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	0.31%	16,790.20	20,000.00	49,807.69	7.40%	1,268.56	3,000.30	38,513.85	4,581.49	6,195.07	88,321.53
67	7	49,807.69	1.16%	12,076.26	—	38,310.22	7.02%	864.15	3,864.46	50,590.11	3,717.34	6,195.07	88,900.33
68	8	38,310.22	1.20%	8,790.76	—	29,979.76	6.67%	597.48	4,461.94	59,380.88	3,119.86	6,195.07	89,360.63
69	9	29,979.76	1.23%	6,682.33	—	23,666.24	6.34%	431.93	4,893.87	66,063.20	2,687.93	6,195.07	89,729.44
70	10	23,666.24	0.93%	21,861.74	—	2,025.32	5.90%	1,301.20	6,195.07	87,924.95	1,386.73	6,195.07	89,950.26

The Partial Withdrawal lowers the GFIB Payments to $6,195.07.

The designated Payee will receive GFIB Payments of $6,195.07 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with a Full Surrender:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 8 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client fully surrenders the Policy at the beginning of Policy Year 8 when surrender charges have expired.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	1.13%	22,154.70	65,144.32	7.40%	1,671.57	3,403.31	43,878.35	4,178.48	7,581.79	109,022.67
67	7	65,144.32	1.18%	15,735.19	50,176.73	7.02%	1,125.97	4,529.29	59,613.53	3,052.51	7,581.79	109,790.26
68	8	50,176.73						4,529.29	59,613.53		4,529.29	59,613.53

The Accumulation Value of the policy at surrender is $50,176.73

The full surrender lowers the GFIB Payments to $4,529.29.

The designated Payee will receive GFIB Payments of $4,529.29 per year starting on the GFIB Payment

Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with an Income Acceleration of the GFIB Payment Commencement Date:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 7 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client accelerates their GFIB Payments at the beginning of Policy Year 3 to begin at the end of Policy Year 7.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	6.97%	—	—	—	5,803.64	5,803.64	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	6.62%	—	—	—	5,803.64	5,803.64	106,775.41
65	5	106,775.41	1.54%	—	108,416.38	6.31%	—	—	—	5,803.64	5,803.64	108,416.38
66	6	108,416.38	1.44%	8,840.80	101,138.54	6.01%	535.18	535.18	8,840.80	5,268.46	5,803.64	109,979.34
67	7	101,138.54	0.88%	93,115.15	8,917.16	5.62%	5,268.46	5,803.64	101,955.95	—	5,803.64	110,873.10

The acceleration of the GFIB Payment Commencement Date lowers the GFIB Payments to $5,803.64.

The designated Payee will receive GFIB Payments of $5,803.64 per year starting on the GFIB Payment Commencement Date (which is now the end of Policy Year 7). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with a Deferral of the GFIB Payment Commencement Date:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 13 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client defers their payments at the beginning of Policy Year 3 to begin at the end of Policy Year 13.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	11.34%	—	—	—	9,166.52	9,166.52	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	10.62%	—	—	—	9,166.52	9,166.52	106,775.41
65	5	106,775.41	1.54%	—	108,416.38	9.99%	—	—	—	9,166.52	9,166.52	108,416.38
66	6	108,416.38	1.35%	15,428.03	94,448.42	9.41%	1,468.64	1,468.64	15,428.03	7,697.88	9,166.52	109,876.45
67	7	94,448.42	1.09%	25,943.07	69,537.25	8.88%	2,349.60	3,818.24	41,371.11	5,348.28	9,166.52	110,908.36
68	8	69,537.25	1.12%	18,202.15	52,112.03	8.39%	1,558.47	5,376.71	59,573.26	3,789.81	9,166.52	111,685.29
69	9	52,112.03	1.10%	14,421.41	38,261.62	7.92%	1,164.12	6,540.83	73,994.67	2,625.69	9,166.52	112,256.29
70	10	38,261.62	1.08%	10,113.96	28,562.41	7.49%	772.19	7,313.01	84,108.63	1,853.51	9,166.52	112,671.04
71	11	28,562.41	1.05%	7,298.60	21,564.12	7.09%	527.79	7,840.80	91,407.23	1,325.72	9,166.52	112,971.35
72	12	21,564.12	0.99%	5,439.94	16,336.68	6.73%	373.03	8,213.83	96,847.18	952.69	9,166.52	113,183.85
73	13	16,336.68	0.61%	15,165.00	1,271.98	6.23%	952.69	9,166.52	112,012.17	—	9,166.52	113,284.16

The deferral of the GFIB Payment Commencement Date increases the GFIB Payments to $9,166.52.

The designated Payee will receive GFIB Payments of $9,166.52 per year starting on the GFIB Payment Commencement Date (which is now the end of Policy Year 13). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with a Partial Annuitization:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client partially annuitizes $20,000 of the Policy’s Accumulation Value in Policy Year 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return *	Automatic Income Benefit Purchases	Partial Annuitization	Accumulation Value at Policy Year End	Income Purchase Rate (average) **	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	—	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	0.83%	16,708.65	20,000.00	50,338.54	7.40%	1,262.36	2,994.10	38,432.30	3,228.81	6,222.92	88,770.84
67	7	50,338.54	1.16%	12,202.91	—	38,720.96	7.02%	873.22	3,867.32	50,635.21	2,355.60	6,222.92	89,356.17
68	8	38,720.96	1.20%	8,882.92	—	30,303.64	6.67%	603.74	4,471.06	59,518.13	1,751.85	6,222.92	89,821.77
69	9	30,303.64	1.23%	6,752.40	—	23,924.41	6.34%	436.46	4,907.52	66,270.53	1,315.39	6,222.92	90,194.94
70	10	23,924.41	0.93%	22,100.24	—	2,047.74	5.90%	1,315.39	6,222.92	88,370.77	—	6,222.92	90,418.52

The partial annuitization results in Variable Account Annuity Income Payments of $1,156.64 annually starting on the Variable Account Annuity Commencement Date (which is typically longer than the GFIB Payment Commencement Date).

The partial annuitization lowers the GFIB Payments to $6,222.92.

The designated Payee will receive GFIB Payments of $6,222.92 per year starting on the GFIB Payment

Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with a Full Annuitization:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 8 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client fully annuitizes the Policy’s Accumulation Value at the beginning of Policy Year 8.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	1.13%	22,154.70	65,144.32	7.40%	1,671.57	3,403.31	43,878.35	4,178.48	7,581.79	109,022.67
67	7	65,144.32	1.18%	15,735.19	50,176.73	7.02%	1,125.97	4,529.29	59,613.53	3,052.51	7,581.79	109,790.26
68	8	50,176.73						4,529.29	59,613.53		4,529.29	59,613.53

The full annuitization of $50,176.73 at the beginning of Policy Year 8 results in Variable Account Annuity Income Payments of $2,996.54 annually starting on the Variable Account Annuity Commencement Date (which is typically longer than the GFIB Payment Commencement Date).

The full annuitization lowers the GFIB Payment to $4,529.29.

The designated Payee will receive GFIB Payments of $4,529.29 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

APPENDIX B —INVESTMENT DIVISION RESTRICTIONS AND ASSET ALLOCATION MODELS

Asset Allocation Categories: Category A: Fixed Income
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds

MainStay VP Cash Management		MainStay VP PIMCO Real Return
MainStay VP Bond		MainStay VP Unconstrained Bond
MainStay VP Government		BlackRock® High Yield V.I. Fund
MainStay VP Floating Rate		Columbia VP Emerging Markets Bond
MainStay VP High Yield Corporate Bond		PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) PIMCO VIT Total Return

Category B: Fixed Income and Equity
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds

MainStay VP Conservative Allocation		MainStay VP Common Stock
MainStay VP Janus Balanced		MainStay VP S&P 500 Index
BlackRock® Global Allocation V.I.		MainStay VP ICAP Select Equity
MainStay VP Moderate Allocation		MFS® Research Series
MainStay VP Income Builder		MainStay Large Cap Growth
MainStay VP Balanced		MainStay VP Growth Allocation
MainStay VP Moderate Growth Allocation		Victory VIF Diversified Stock
MainStay VP Convertible		Fidelity® VIP Contrafund®
MFS® Investors Trust Series		Fidelity® VIP Growth Opportunities
MainStay VP MFS® Utilities		MainStay VP T. Rowe Price Equity Income
MainStay VP Cornerstone Growth		MainStay VP Marketfield

Category C: Equity
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds

MainStay VP Cushing Renaissance Advantage

MainStay VP Emerging Markets Equity

MainStay VP Eagle Small Cap Growth

MainStay VP International Equity

MainStay VP Mid Cap Core

MainStay VP U.S. Small Cap

MainStay VP Van Eck Global Hard Assets

American Funds IS® Global Small Capitalization®

American Funds IS® New World®

Columbia VP Commodity Strategy

Columbia VP Small Cap Value

Dreyfus IP Technology Growth

Fidelity® VIP Equity-Income

Fidelity® VIP Mid-Cap

Invesco V.I. American Value Fund

Invesco V.I. International Growth

Janus Aspen Global Research

Neuberger Berman AMT Mid Cap Growth

Royce Micro-Cap

UIF U.S. Real Estate Portfolio

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Asset Allocation Models

Moderately Aggressive

35% MainStay VP Growth Allocation

12% Fidelity® VIP Contrafund®

10% MainStay VP High Yield Corporate Bond

10% MainStay VP Unconstrained Bond

  8% MainStay VP Marketfield

  5% MFS® Investors Trust Series

  5% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

  5% PIMCO VIT Total Return

  4% Invesco V.I. International Growth Fund

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

Moderate

35% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

10% Fidelity® VIP Contrafund®

10% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

10% PIMCO VIT Total Return

  8% MainStay VP High Yield Corporate Bond

  5% MainStay VP Marketfield

  3% Invesco V.I. International Growth Fund

  2% American Funds IS® New World Fund®

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

Moderately Conservative

35% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

15% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

15% PIMCO VIT Total Return

  6% MainStay VP High Yield Corporate Bond

  3% MainStay VP Marketfield

  2% Fidelity® VIP Contrafund®

  2% Invesco V.I. International Growth Fund

  1% American Funds IS® New World Fund®

  1% Neuberger Berman AMT Mid Cap Growth Portfolio

Conservative

30% MainStay VP Unconstrained Bond

25% MainStay VP Conservative Allocation

20% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

20% PIMCO VIT Total Return

  5% MainStay VP High Yield Corporate Bond

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APPENDIX C – STATE VARIATIONS

State	Features/Benefits	State Variation
Florida	See “The Policies – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.
North Dakota	See “The Policies – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 20 days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.

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